PROSPECTUS

                                DATED MAY 1, 1997

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

                                 issued through

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

                     For Persons Eligible For Such Annuities
         In accordance with Section 403(b) of the Internal Revenue Code

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The Prudential Variable Contract Account-2 will invest primarily in equity securities of major, established corporations that are selected with the objective of long-term growth of capital.

This Prospectus provides information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1997, which information is incorporated herein by reference, and is available without charge upon written or oral request directed to the address or telephone number shown below. The Table of Contents of the Statement of Additional Information appears on page 25 of this Prospectus.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                   The Prudential Insurance Company of America

                   c/o Prudential Investments
                   30 Scranton Office Park
                   Scranton, PA 18507-1789
                   Telephone 1-800-458-6333

================================================================================

PRUDENTIAL LOGO
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
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                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
GLOSSARY OF TERMS USED IN THIS PROSPECTUS .....................................................    1
FEE TABLE .....................................................................................    2
SUMMARY OF PROSPECTUS INFORMATION .............................................................    3
CONDENSED FINANCIAL INFORMATION ...............................................................    5
DESCRIPTION OF THE PRUDENTIAL AND VCA-2 .......................................................    6
INVESTMENT PRACTICES OF VCA-2 .................................................................    7
AGREEMENT FOR INVESTMENT MANAGEMENT SERVICES ..................................................    9
CHARGES .......................................................................................   10
THE GROUP VARIABLE ANNUITY CONTRACTS ..........................................................   11
     A. The Accumulation Period ...............................................................   11
               1. Crediting Accumulation Units; Deduction for Sales and Administrative Expenses   11
               2. Valuation of a Participant's Individual Accumulation Account ................   12
               3. The Accumulation Unit Value .................................................   12
               4. Discontinuance of Purchase Payments .........................................   12
               5. Continuance Under Group Contract After Being Employed by New Employer .......   12
               6. Withdrawal (Redemption) of Purchase Payments Prior to Death .................   12
               7. Systematic Withdrawal Plan ..................................................   13
               8. Texas Optional Retirement Program ...........................................   14
               9. Death Benefits Before an Annuity is Effected ................................   14
              10. Transfer Payments ...........................................................   15
              11. Telephone Requests ..........................................................   16
              12. Modified Procedures .........................................................   17
              13. Exchange Offer with the PMF Funds ...........................................   17
     B. The Annuity Period ....................................................................   17
               1. Variable Annuity Payments ...................................................   17
               2. Electing the Annuity Date and the Form of Annuity ...........................   18
               3. Deductions for Taxes on Annuity Considerations ..............................   18
               4. Available Forms of Variable Annuity .........................................   18
               5. The Annuity Unit ............................................................   19
               6. The Annuity Unit Value ......................................................   19
               7. The Annuity Unit Change Factor for Any Month ................................   19
               8. Assumed Investment Result ...................................................   19
               9. Schedule of Variable Annuity Purchase Rates .................................   20
     C. Assignment ............................................................................   21
     D. Changes in the Group Variable Annuity Contract ........................................   21
     E. Periodic Reports ......................................................................   21
     F. Participation in Divisible Surplus ....................................................   21
FEDERAL TAX STATUS ............................................................................   21
VOTING RIGHTS .................................................................................   22
OTHER CONTRACTS ON A VARIABLE BASIS ...........................................................   23
STATE REGULATION ..............................................................................   23
LEGAL PROCEEDINGS .............................................................................   23
ADDITIONAL INFORMATION ........................................................................   24
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION ........................................   25

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where necessary.

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                    GLOSSARY OF TERMS USED IN THIS PROSPECTUS

ACCUMULATION PERIOD: the period from the date a Participant's VCA-2 account is opened to the date it is applied to provide an annuity or otherwise withdrawn (see page 11).

ACCUMULATION UNIT: a measure used to determine the value of a Participant's VCA-2 account (see page 12).

ACCUMULATION UNIT VALUE: the dollar value of one Accumulation Unit (see page
12).

ANNUITY: a series of payments made each month as long as a person, called the annuitant, is living. In some forms of annuity, payments may continue after the annuitant's death (see page 18).

ANNUITY-CERTAIN: a series of payments for a definite period, not dependent on the length of a person's life (see page 18).

ANNUITY UNIT: a measure used to determine the value of a variable annuity payment (see page 19).

ANNUITY UNIT VALUE: the dollar value of one Annuity Unit (see page 19).

ASSUMED INVESTMENT RESULT: the annual rate of investment result assumed for the purpose of establishing the initial payment under a variable annuity and which is used in determining Annuity Unit Values (see page 19).

CONTRACT: the Group Variable Annuity Contract described in this Prospectus which is a written agreement between Prudential and the Contract-holder which sets forth the rights, duties, and privileges of all parties (see page 11).

CONTRACT-HOLDER: ordinarily the employer of the Participants, but may also be an association representing them or their employers (see page 11).

MORTALITY AND EXPENSE RISKS: the risks Prudential assumes because the amount of variable annuity payments will not be affected by losses Prudential may incur if annuitants live longer than expected, or if actual expenses are higher than expected (see page 11).

PARTICIPANT: a person for whom purchase payments have been made to credit Accumulation Units which remain in his account or have been applied to provide a variable annuity for him (see page 11).

PARTICIPANT'S ACCOUNT, INDIVIDUAL ACCUMULATION ACCOUNT: a record of the number of Accumulation Units credited to a Participant (see page 11).

"PROGRAM"--PRUDENTIAL'S GROUP TAX-DEFERRED ANNUITY PROGRAM: a Contract-holder's program providing for purchase payments under the Contract, a companion fixed-dollar annuity contract or a combination of the two (see page3).

PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 ("VCA-2" OR THE "ACCOUNT"): the separate account in which the Contracts participate (see page 3).

PURCHASE PAYMENT: money paid under a contract on behalf of a Participant (see pages 11 and 12).

TAX-DEFERRED ANNUITY: an arrangement for deferring Federal income tax on the portion of a person's income which is applied by his employer to the purchase of an annuity, until annuity payments commence (see page 3).

VARIABLE ANNUITY: an annuity whose payments vary with the investment results of VCA-2 (see page 17).

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                                    FEE TABLE

The purpose of this table is to assist the Participant in understanding the various charges that a Participant in the Account will bear, whether directly or indirectly. For a more complete description of the various charges, see "Charges" onpage 10.

                        PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments):   2.5%
Maximum Annual Contract Fee* ...........................................  $30

                        ANNUAL ACCOUNT OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Management Fee .............................................. .125%
Mortality and Expense* ................................................. .375%
                                                                         ----
Total Annual Expenses .................................................. .500%

                                     EXAMPLE

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
You would pay the following expenses on each
$1,000 invested assuming a 5% annual return.
You would pay the same expenses whether you
withdraw from VCA-2, remain as a Participant
in the Account, or annuitize, at the end of
each time period...........................    $30      $41       $54     $89

The above example is based on data for the Account's fiscal year ended December31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The example is intended to illustrate the dollar amount of the aggregate of all the expenses, fees and charges shown above, on a cumulative basis over the periods shown, that would be incurred on each $1000 invested. The annual contract fee reflected in the above example is based upon the assumption that the fee is deducted from the VCA-2 contract in the same proportion as the aggregate annual contract fees are deducted from the fixed-dollar or VCA-2 contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

--------

* During a participant's annuity period, the annual contract fee is not charged and the mortality and expense charges are not made. See "The Annuity Period" on pages 17 through 21 for further information.

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                        SUMMARY OF PROSPECTUS INFORMATION

The Group Variable Annuity Contracts (the "Contracts" or the "Variable Contracts") described in this Prospectus are offered for use by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986 (the "Code" or "Internal Revenue Code"). The Contracts, together with fixed-dollar annuity contracts offered for the same use, but which are not described in this Prospectus, comprise Prudential's Group Tax-Deferred Annuity Program (the "Program"). A person for whom purchase payments have been made under a Contract which remain credited to his account or which have been applied to provide a variable annuity for him is referred to as a "Participant." The following is a summary of information about the Contracts and the rights of Participants. More detailed information can be found in the referenced portions of this Prospectus. A glossary of certain terms used in this Prospectus can be found on page 1.

                                   REGISTRANT

The Prudential Variable Contract Account-2 ("VCA-2" or the "Account") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Description of The Prudential and VCA-2," page 6.

The Prudential Insurance Company of America ("Prudential") is the investment manager of VCA-2, and Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts pursuant to an agreement between Prudential, VCA-2, and PIMS (the "Distribution Agreement"). Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. See "Description of The Prudential and VCA-2," page 6.

                              INVESTMENT OBJECTIVE

VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. There is no assurance that this investment objective will be attained. There is no guarantee that the amount available to a person for whom purchase payments have been made will equal or exceed the total purchase payments made on his behalf. The value of the investments held in the Account fluctuates daily and is subject to the risks of changing economic conditions and risks inherent in the selection of investments necessary to meet the Account's objective. See "Investment Practices of VCA-2," page 7, and see "Investment Management and Administration of VCA-2" in the Statement of Additional Information.

                                CONTRACTS OFFERED

The Contracts are generally offered pursuant to agreements between certain eligible employers and their employees. Annuities issued pursuant to such agreements are commonly called "tax-deferred annuities," because the Participants enjoy certain federal income tax benefits provided by Section 403(b) of the Internal Revenue Code. A Participant is afforded an opportunity to have his employer set aside funds for the purpose of providing retirement income for him, with federal income tax upon those amounts deferred until the annuity payments commence. The Contracts provide for variable annuity payments to each Participant commencing on a date selected by him. The amounts of these annuity payments will vary with the investment performance of VCA-2. The annuity payments will reflect the investment performance of the Account not only during the period in which the Participant is receiving annuity payments, but also from the time he first becomes a Participant under the Contract until the commencement of those payments. Certain of the rights provided by the Contracts are granted to Participants, while other rights are exercisable by the Contract-holder, usually the employer. See "The Group Variable Annuity Contracts," pages 11 through 21.

                                     CHARGES

A deduction of 2.5% (2.56% of the amount invested) for sales and marketing expenses is made from each Participant's purchase payments. An annual administration charge is made against each Participant's accumulation account in an amount which varies with each Contract, but which is not more than $30 for any accounting year. The sales and administration charges may be reduced in connection with a particular Contract if Prudential estimates that its sales and administrative expenses will be lower or that it will perform fewer sales or administrative services in connection with the Contract. A daily charge is made against each Participant's accumulation account, computed at an effective annual rate of 0.5% (1/2 of 1%), consisting of 0.125% (1 @8 of 1%) for investment management services, 0.125% (1/8 of 1%) for assuming mortality risks and 0.250% (1/4 of 1%) for assuming expense risks, and corresponding charges are made in computing monthly annuity payments. See "Charges," page 10.

All these charges, except those for investment management services, may be changed by Prudential without the prior approval of Participants, except as described under "Changes in the Group Variable Annuity Contract," page 21.

                             REDEMPTION AND TRANSFER

Federal tax law imposes restrictions on withdrawals from Section 403(b) annuities. In addition, an employer may adopt a plan that limits the right of Participants to obtain cash withdrawals upon request. In cases where such restrictions or limitations do not apply, a Participant upon written request on a form approved by Prudential, is entitled to withdraw all or a portion of the amount then credited to his accumulation account. See "Withdrawal (Redemption) of Purchase Payments Prior to Death," page 12. Telephone redemptions also may be allowed. A Participant may transfer all or a portion of his individual accumulation account from the Contract to a fixed-dollar annuity contract. Prudential may limit the frequency of such transfers. A Participant who changes employers may also transfer all of his individual accumulation account to a similar group annuity contract issued by Prudential which covers employees of his new employer. See "Transfer Payments," page 15. Prudential may impose a redemption charge on any withdrawal or transfer payment provided by the Contract. See "Changes in the Group Variable Annuity Contract," page 21.

                              CONTACTING PRUDENTIAL

All written requests, notices and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover page of this Prospectus. Any written inquiries also should be sent to Prudential at that address. A Participant may effect the telephone transactions that are permitted by his Program by calling Prudential at 1-800-458-6333. All written withdrawal requests or death benefit claims relating to a Participant's interest in VCA-2 must be sent to Prudential by one of the following three means: (1)By U.S. mail to:
Prudential Investments, P.O. Box5410, Scranton, Pennsylvania 18505-5410;
(2)Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential Investment Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3)Fax to Prudential Investment Services, Attention:Client Payments at: (717) 340-4328. A withdrawal request or death benefit claim will be deemed received in good order by Prudential as of the end of the valuation period within which all the properly completed forms and other information required by Prudential to pay such a request or claim (e.g., due proof of death) are received as specified above. Receipt of a withdrawal request or death benefit claim in good order is required by Prudential to process the transaction in the manner explained below in this Prospectus. Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page17.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                         CONDENSED FINANCIAL INFORMATION

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)

The following condensed financial information for the year ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the condensed financial information for each of the years prior to and including the period ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was also unqualified. Their reports are included in the Statement of Additional Information.




                                            1996      1995     1994     1993     1992      1991    1990     1989     1988     1987
                                            ----      ----     ----     ----     ----      ----    ----     ----     ----     ----

Investment income ...................... $ .2056   $ .2000  $ .1896   $ .2823   $ .1635  $ .1629 $ .2278  $ .2061  $ .1574  $ .1983
Expenses
 for investment management fee .........   .0215     .0170    .0151     .0138     .0111    .0094   .0079    .0078    .0064    .0064
 for assuming mortality and
 expense risks .........................   .0646     .0511    .0453     .0412     .0335    .0285   .0239    .0234    .0193    .0193
Net investment income ..................   .1195     .1319    .1292     .2273     .1189    .1250   .1960    .1749    .1317    .1726
Capital changes
  Net realized gain on investments .....  2.3368    1.5228   1.0028    1.1147    1.2862    .6231   .1523    .8364    .5383    .4257
  Net unrealized appreciation
    (depreciation) of investments ......  1.7641    1.7558  (1.2955)    .9803    (.2121)  1.4671  (.5709)   .1931    .4303   (.4720)
Net increase (decrease) in
  Accumulation Unit Value ..............  4.2204    3.4105   (.1635)   2.3223    1.1930   2.2152  (.2226)  1.2044   1.1003    .1263
Accumulation Unit Value
  Beginning of year .................... 15.4037   11.9932  12.1567    9.8344    8.6414   6.4262  6.6488   5.4444   4.3441   4.2178
  End of year ..........................$19.6241  $15.4037 $11.9932  $12.1567   $9.8344  $8.6414 $6.4262  $6.6488  $5.4444  $4.3441
Ratio of expenses to average
  net assets** .........................   .4982%    .4959%   .4991%    .4984%    .4975%   .4970%  .4999%   .5009%   .5016%   .5068%
Ratio of net investment income to
  average net assets** .................   .6913%    .9602%  1.0664%   2.056%    1.3253%  1.6372% 3.0779%  2.8084%  2.5657%  3.4026%
Portfolio turnover rate ................      53%       42%      37%      47%        73%      79%    108%      71%      31%      29%
Number of Accumulation Units out-
  standing for Participants at end of
  year (000 omitted) ...................  30,548    31,600   32,624   32,968     33,147   34,228  35,218   37,813   41,638   47,239
Average commission rate per share ......  $.0543       N/A      N/A     N/A        N/A      N/A     N/A      N/A      N/A      N/A


----------

 * Calculated by accumulating the actual per unit amounts daily.

** These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge, which is described on page 10, is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                     PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                    GROUP VARIABLE ANNUITY CONTRACTS SOLD BY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          DESCRIPTION OF THE PRUDENTIAL
                                    AND VCA-2

Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. It is authorized to transact business in all states of the United States, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico, the Virgin Islands of the United States, Canada and United States military installations in foreign countries. Its corporate office is located at Prudential Plaza, Newark, New Jersey 07102.

Prudential conducts a conventional life insurance business. Assets derived from such business are invested in the manner permitted by applicable state laws. The financial statements of Prudential contained in the Statement of Additional Information should be considered by Participants only to the extent they may bear upon the ability of Prudential to meet its obligations under the Contracts.

On January 9, 1968, the Board of Directors of Prudential established VCA-2 in accordance with certain provisions of the insurance statutes of the State of New Jersey. The Account meets the definition of a "separate account" under the federal securities laws. VCA-2 is empowered to hold only assets derived from contributions under variable contracts issued by Prudential, assets that Prudential may deem prudent to place in the Account for the purpose of maintaining a surplus to support the obligations under the Contracts, and assets derived from the dividends, interest and gains produced by the foregoing. The portion of the assets in the Account equal to the reserve liability required by law will be held for the sole benefit of Participants and persons entitled to payment under the Contracts described herein and under other contracts which may be offered by Prudential in the future and designated as participating in the Account. The assets in the Accounts are the property of Prudential, but are legally segregated from all other assets of Prudential and may not be charged with liabilities arising out of any of Prudential's other business. All income, gains and losses, whether or not realized, from assets allocated to the Account are credited to or charged against the Account without regard to other income, gains, or losses of Prudential. The obligations arising under the Contracts are general corporate obligations of Prudential.

The Account is registered as an open-end, diversified management investment company with the Securities and Exchange Commission (the "Commission") under the 1940 Act. This registration does not involve supervision by the Commission of Prudential or of the management or investment practices or policies of the Account.

Prudential acts as investment manager for VCA-2. The operation of the Account is supervised by The Prudential Variable Contract Account-2 Committee (the "VCA-2 Committee" or the "Committee"). Beginning in June 1989, all Committee members elected by persons having voting rights are elected for indefinite terms. Vacancies may be filled by a majority vote of all the remaining Committee members, provided that immediately after filling any such vacancy, at least two-thirds of the members then holding office shall have been elected by persons having voting rights. Members elected by the Committee, rather than by persons having voting rights, hold their positions only until the next meeting of persons having voting rights in respect to the Account. At that next meeting, persons with voting rights fill the vacancy by electing a member for an indefinite term. See "Voting Rights," page 22. A majority of the members of the VCA-2 Committee are not affiliated with Prudential (nor are they "interested persons" within the meaning of the 1940 Act). In addition, Prudential acts as investment manager to several other investment companies registered under the 1940 Act. Prudential also manages assets for certain pension fund customers on a discretionary basis.

Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to which PIC provides such services as Prudential may require in connection with its obligations as the Account's investment manager. See "Agreement for Investment Management Services," page 9.

PIMS acts as principal underwriter for VCA-2 and is responsible for sales and administrative functions relative to the Contracts and VCA-2 pursuant to an Agreement for the Sale of Contracts between PIMS, Prudential, and VCA-2. This Agreement was approved by the unanimous vote of the Committee on November 22, 1996. Under this Agreement, PIMS offers the Contracts through its agents and independent brokers.

Prudential's administrative responsibilities include receiving and allocating contributions in accordance with the Contracts, making annuity payments as they become due, preparing and filing all reports required to be filed by VCA-2, recordkeeping, and expenses associated with these activities. Administrative expenses include, but are not limited to, salaries, rent, postage, telephone, travel, office equipment, stationery, and fees for legal, actuarial and accountants' services.

For purposes of the Contracts, payments, notices and other communications such as withdrawal and transfer requests will be deemed to have been received by Prudential only if delivered to Prudential in the manner described in the "Contacting Prudential" section of the summary of this Prospectus. Certain alternative procedures apply if the Contract-holder or a third party provides record-keeping services. See "Modified Procedures," page 17.

                          INVESTMENT PRACTICES OF VCA-2

A. INVESTMENT OBJECTIVE AND POLICIES

VCA-2's investment objective is long-term growth of capital. VCA-2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. This objective is a fundamental investment policy and may not be changed without the approval of a majority vote (as defined in the 1940 Act) of VCA-2 Participants. Certain additional investment restrictions applicable to VCA-2 are set forth in the Statement of Additional information.

The investment policies of VCA-2 set forth below are adopted in an effort to achieve the investment objective and are not fundamental. Therefore, these investment policies may be changed by the VCA-2 Committee without the approval of VCA-2 Participants.

In attempting to achieve its objective, VCA-2 will invest in common stocks, preferred stocks, warrants or convertible bonds which, in the opinion of VCA-2's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-2 may also invest up to 20% of its assets in investment grade short-term, intermediate term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-2's assets may be invested in such debt instruments.

VCA-2 may also invest in American Depository Receipts ("ADRs") which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

B. DESCRIPTION OF INVESTMENT TECHNIQUES

VCA-2 may use some of the following investment techniques designed to meet VCA-2's objective.

Financial futures contracts. To the extent permitted by applicable regulations, VCA-2 may purchase and sell financial futures contracts, including stock index futures contracts, futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices, and futures contracts on foreign currencies or groups of foreign currencies. VCA-2 will use futures contracts solely for the purpose of hedging the Account's positions with respect to securities, interest rates, and foreign securities.

A financial futures contract generally provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or currency at a specified price on a designated date. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Further information about futures contracts, including risks and investment techniques, is provided in the Statement of Additional Information.

Options. VCA-2 may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, foreign currencies, and financial futures contracts. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the 1940 Act is interpreted to require that any options written by investment companies, such as VCA-2, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" VCA-2's obligation under the written option. Additional explanation about techniques VCA-2 will use in connection with options is provided in the Statement of Additional Information.


Although options will be primarily used to reduce fluctuations in the value of VCA-2's investments (i.e., hedge) or to generate additional premium income, they do involve certain risks. The investment adviser may not correctly anticipate movements in the relevant markets, thus causing losses on VCA-2's options positions. VCA-2's use of options is subject to other special risks, information about which is provided in the Statement of Additional Information.

Real estate-related securities. VCA-2 may invest in securities secured by real estate or shares of real estate investment trusts that are listed on a stock exchange or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"). Such securities may be sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

Repurchase agreements. When VCA-2 purchases certain money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and VCA-2 agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. VCA-2 will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. VCA-2 will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The VCA-2 Committee has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy or insolvency proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, VCA-2 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-2 had entered into a repurchase agreement becomes insolvent, VCA-2's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

VCA-2 will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect VCA-2's ability to maximize its opportunities to engage in repurchase agreements.

Reverse repurchase agreements and dollar roll transactions. VCA-2 may enter into reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by VCA-2 with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, VCA-2 often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by VCA-2.

Dollar rolls involve sales by VCA-2 of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, VCA-2 forgoes principal and interest paid on the securities. VCA-2 is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. VCA-2 will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets marked to market daily ("liquid unencumbered assets") equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by VCA-2 may decline below the price of the securities VCA-2 has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA-2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA-2's obligation to repurchasethe securities.

When-issued or delayed delivery securities. VCA-2 may, from time to time and in the ordinary course of business, purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. VCA-2 will make commitments for such when-issued or delayed delivery transactions only with the intention of acquiring the securities. The Account's custodian will maintain in a separate account portfolio securities having a value equal to or greater than any such commitments. If VCA-2 were to dispose of the right to acquire a security it could, as with the disposition of any security, incur a gain or loss due to market fluctuations.

Short sales against the box. VCA-2 may make short sales of securities or maintain a short position, provided that at all times when a short position is open, VCA-2 owns an equal amount of the securities sold short or securities convertible into or exchangeable, with or without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. Government securities in an amount equal to such consideration must be put in a segregated account.

Other investment techniques. To the extent permitted by applicable regulations, VCA-2 may also use forward foreign currency exchange contracts and interest rate swaps. VCA-2 may also lend its portfolio securities from time to time. Information about these investment techniques, including certain risks associated with their use, is provided in the Statement of Additional Information.

C. DETERMINATION OF ASSET VALUE

The Accumulation Unit Value for VCA-2 will be determined once daily as of 4:15 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the last bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the last quoted bid and asked prices.

Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service. Short-term investments having maturities of sixty days or less are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction ofthe Committee.

                            AGREEMENT FOR INVESTMENT
                               MANAGEMENT SERVICES

Prudential acts as investment manager for VCA-2 pursuant to the Agreement for Investment Management Services between Prudential and VCA-2 which was approved initially by the Participants at their meeting on May 29, 1969, and most recently renewed by unanimous vote of the Committee on November 22, 1996.

Subject to Prudential's supervision, substantially all of the services required to be provided by Prudential under the Agreement for Investment Management Services are furnished by PIC pursuant to a Service Agreement between them. This Service Agreement was most recently renewed by unanimous vote of the Committee at its meeting on November 22, 1996 and by the Participants on July 25, 1985. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential continues to have responsibility for all investment advisory services under its investment management agreement with the Account. Pursuant to the service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses.

The Agreement for Investment Management Services between Prudential and VCA-2:

     A. must be specifically approved, at least annually, by the affirmative vote of the VCA-2 Committee, cast in person at a meeting called for the purpose of voting on such approval, which affirmative vote shall include the votes of a majority of the members of the Committee who are not "interested persons" of Prudential, its affiliates or VCA-2, within the meaning of the 1940 Act; and

     B. may not be amended to increase the compensation paid to Prudential thereunder without prior approval by a majority vote of persons having voting rights in respect of VCA-2 (as defined by the 1940 Act), and by the affirmative vote of the Committee cast and constituted as described in a. above; and

     C. will continue in effect from year to year unless it is terminated, without payment of any penalty, on sixty days' written notice to Prudential, either by the Committee or by a majority vote of persons having voting rights in respect of VCA-2 (as defined by the 1940 Act), or unless it is terminated by Prudential on ninety days' written notice to the Committee. It will also terminate automatically in the event of its assignment. Termination of the Agreement does not terminate Prudential's obligations to the Contract-holders or the Participants under the Contracts.

The Service Agreement between Prudential and PIC:

     A. will continue in effect as to VCA-2 for a period of more than two years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Agreement for Investment Management Services between Prudential and VCA-2.

     B. may be terminated by either party upon not less than thirty days prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to VCA-2 in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and VCA-2.

     C. does not relieve Prudential of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and VCA-2.

     D. provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. For a more complete description see the section "Portfolio brokerage and related practices" in the Statement of Additional Information.

                                     CHARGES

The purchase payments payable on behalf of a Participant will generally be set forth in a salary-annuity agreement with his employer. Since the charges discussed below may be a significant percentage of the purchase payments, a person who is not reasonably certain of both his intention and ability to continue as a Participant would be well-advised to refrain from participation under the Contract.

Prudential and PIMS will be compensated for sales and administrative services in the following manner:

First, ninety-seven and one-half percent (97.5%) of each purchase payment under a Contract made on the Participant's behalf will be credited to his individual accumulation account in the form of Accumulation Units. The remaining two and one-half percent (2.5%), will be retained and used primarily for sales and other marketing expenses. These maximum sales charges may be changed by Prudential on 90 days' notice (see Section D on page 21.

Second, an annual administration charge will be deducted from each Participant's individual accumulation account for recordkeeping and other administrative expenses. Any such charge will be made on the last business day of the accounting year if the Participant's account is still open. If the account is cancelled before the end of the accounting year, any such charge will be made on the date of cancellation. After such cancellation, a Participant may participate again only as a new Participant and will be subject to a new annual administration charge. The annual administration charge will be pro rated for new Participants for the first year of their participation, based on the number of full months in the accounting year remaining after the first contribution is received. If the Participant's account is cancelled prior to the end of that accounting year, however, this initial charge will not be pro rated.

The annual administration charge will not be greater than $30 annually, to be divided between the Variable Contract and a fixed-dollar annuity contract (if the Participant is enrolled under such a contract) as determined by Prudential. This maximum charge may be changed by Prudential on 90 days' notice (see Section D on page 21).

The sales and annual administration charges described above may be reduced or eliminated in connection with a particular Contract or Program, but only to the extent that Prudential and PIMS estimate that they will incur lower sales or administrative expenses or perform fewer sales or administrative services due to economies arising from (1) the utilization of mass enrollment procedures or (2) the performance of recordkeeping or sales functions by the Contract-holder or an employee organization which Prudential and PIMS would otherwise be required to perform or (3) an accumulated surplus of charges over expenses under the Contract. The exact amount of the sales and annual administration charges applicable to any Contract will be stated in the Contract.

Third, a daily deduction will be made from the value of a Participant's account in an amount equal to a stated percentage of the current value of the account. This is done in connection with the daily determination of the Accumulation Unit Value (see page 12). A corresponding charge is made in computing monthly annuity payments (see pages 17 through 20). This deduction (which will be in addition to the investment management fee described below) will be equal to a percentage, computed at an effective annual rate of 0.375% (3/8 of 1%), of the current value of the Participant's account. Of this charge, 0.125% (1/8 of 1%) is for assuming the mortality risks and 0.250% (1/4 of 1%) for assuming the expense risks described below. This deduction may be changed by Prudential on 90 days' notice except as described in Section D on page 21.

Prudential is compensated for investment management services through deductions from the value of the units of a Participant's accumulation account and from the value of the Annuity Units payable monthly to an annuitant. Deductions are computed daily at an effective annual rate of 0.125% (1/8 of 1%) of the current value of an accumulation account and an equivalent charge is made monthly in determining the amount of annuity payments.

Although variable annuity payments will vary in accordance with the investment performance of VCA-2, they will not be affected by adverse mortality experience or by an increase in Prudential's expenses (to an amount in excess of the expense deductions provided for in the Contract). Prudential assumes the risk
(i) that annuitants as a class may live longer than had been estimated, so that payments will continue for longer than had been anticipated, and (ii) that deductions for sales and administrative expenses may be insufficient to cover the actual costs of these items. In either case, the loss would fall on Prudential. On the other hand, the deductions that will be made for sales, investment management and administrative expenses and for assuming mortality and expense risks may exceed the cost that Prudential will ultimately incur over the life of the Contract. As the actual experience under these Contracts is realized, the amount of any excess will become known, and if it is greater than the amount which must prudently be retained to fulfill Prudential's contractual obligations, the balance becomes part of the divisible surplus of Prudential (see "Participation in Divisible Surplus," page 21).

                           THE GROUP VARIABLE ANNUITY
                                    CONTRACTS

Prudential will issue a Contract to the Contract-holder, which will ordinarily be the employer of the Participants but may also be an association or trustee of a trust representing them or their employers. Prudential will also issue a certificate to the Contract-holder for delivery to each annuitant under the Contract on the date his first annuity payment is made. The certificate will describe the variable annuity benefits to which the annuitant is entitled under the Contract. If any applicable law so requires, Prudential will issue a similar certificate to the Contract-holder for delivery to each Participant for whom an annuity has not yet been effected.

A. THE ACCUMULATION PERIOD

  1. Crediting Accumulation Units; Deduction for Sales and Administrative
     Expenses

When a person first becomes a Participant under the Contract, he must designate, if there is a companion fixed-dollar annuity contract, what portion of the purchase payments on his behalf is to be invested under the Variable Contract and what portion is to be invested in the companion fixed-dollar annuity contract. This designation may be changed from time to time.

During the accumulation period--the period before the commencement of annuity payments--ninety-seven and one-half percent (97.5%) (see "Charges," page 10) of each purchase payment allocated to the Variable Contract on behalf of the Participant will be credited to an individual accumulation account maintained for him in the form of Accumulation Units. The number of Accumulation Units credited is determined by dividing ninety-seven and one-half percent (97.5%) of the amount allocated, by the Accumulation Unit Value for the business day on which the purchase payment is received by Prudential. The term "business day" means a day on which the New York Stock Exchange is open for trading.

The initial contribution made for a Participant will be invested in VCA-2 no later than two business days after it is received by Prudential and identified as being for investment in VCA-2, if it is preceded or accompanied by enrollment information in a form satisfactory to Prudential (i.e., good order). If the Contract-holder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution upon receipt to a money market option (which is available contractually to the Contract-holder), and also will send a notice to the Contract-holder that requests allocation information for each such Participant. If the Contract-holder purchases only contracts that are issued through VCA-2, or purchases such contracts together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in The Prudential Variable Contract Account-11 ("VCA-11") within Prudential's MEDLEY Program. If the Contract-holder purchases contracts that are issued through VCA-2 as well as shares of a money market fund, then contributions that are not preceded or accompanied by satisfactory enrollment information will be invested in the money market fund. If the necessary enrollment information is not received in response to its initial notice to the Contract-holder, Prudential will deliver up to three additional notices to the Contract-holder at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of VCA-11 (or, as the case may be, shares of the money market fund) were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant VCA-11 Units (or shares of the money market fund) and pay the proceeds (including earnings thereon) to the Contract-holder. Any proceeds paid to the Contract-holder under this procedure may be considered a prohibited and taxable reversion to the Contract-holder under current provisions of the Internal Revenue Code. Similarly, returning proceeds may cause the Contract-holder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended, to hold all plan assets in trust. Both problems may be avoided if the Contract-holder arranges to have the proceeds paid into a qualified trust or annuity contract.

The number of Accumulation Units credited to a Participant will not be affected by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary from business day to business day depending upon the investment experience of VCA-2. The number of Accumulation Units will be reduced, however, as the result of the annual administration charge, which will be made by cancelling that number of Accumulation Units which is equal to the amount of the charge (see "Charges," page 10) divided by the Accumulation Unit Value for the business day on which the charge is made. The annual administration charge is usually made on the last business day of each accounting year. However, in certain circumstances (described below), such charge will be made without reduction for the unexpired portion of the year, on the date a Participant's individual accumulation account is cancelled, either because a variable annuity is effected or otherwise.


   2. Valuation of a Participant's Individual Accumulation Account

The value of a Participant's individual accumulation account on any day prior to the commencement of annuity payments to him can be determined by multiplying the total number of Accumulation Units credited to his account by the Accumulation Unit Value for that day. Each Participant will be advised at least once during the second and each subsequent accounting year of the number of Accumulation Units credited to his account as of the end of the preceding accounting year and of the Accumulation Unit Value at that time (see "Periodic Reports," page 21).

   3. The Accumulation Unit Value

The Accumulation Unit Value will be determined each business day by multiplying the previous day's Accumulation Unit Value by the gross change factor for the current business day and reducing this amount by the daily equivalent of the investment management fees and mortality and expense risk charges. The gross change factor is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.

   4. Discontinuance of Purchase Payments

Purchase payments on behalf of all Participants under any Contract may be discontinued upon notice by the Contract-holder to Prudential. In addition, any Participant may cause purchase payments on his behalf to be discontinued.

On 90 days' advance notice to the Contract-holder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants under certain Contracts.

A Participant on whose behalf purchase payments have been discontinued may either leave his individual accumulation account in force or exercise any of the applicable options outlined below under the headings "Withdrawal (Redemption) of Purchase Payments Prior to Death," below and "Transfer Payments," page 15.

   5. Continuance Under Group Contract After  Being Employed by New Employer

A Participant who becomes employed by a new employer which is eligible to provide for tax-deferred annuities may enter into an agreement with such new employer under which purchase payments can be continued under the Contract by the new employer on behalf of the Participant.

   6. Withdrawal (Redemption) of Purchase Payments Prior to Death

The Internal Revenue Code imposes restrictions on withdrawals from the Contract. Pursuant to Section 403(b)(11) of the Code, amounts in the Participant's accumulation account attributable to salary reduction contributions (including the earnings thereon) that are made under the Contract after December 31, 1988 can only be withdrawn when the Participant attains age 591 @2, separates from service with his employer, dies or becomes disabled (within the meaning of Section72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the plan adopted by an employer under which a Participant is covered contains a financial hardship provision, cash withdrawals from the Contract can be made in the event of hardship.

Subject to any restrictions upon withdrawals contained in the plan adopted by an employer under which a Participant is covered, a Participant can withdraw at any time any amount up to the dollar value of his accumulation account as of December 31, 1988. Post December 31, 1988 earnings on accumulations attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

Subject to any conditions or limitations regarding transfers contained in the plan adopted by an employer under which a Participant is covered, a Participant can continue to make transfers of all or part of his accumulation account among the available investment options offered by Prudential and can transfer directly all or part of his interest in his accumulation account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7). (See "Transfer Payments," page 15).


Furthermore, unless a plan adopted by an employer provides otherwise, the Contract will provide that upon written request by any Participant, a single sum cash payment will be made to him in any amount requested which is equal to or less than the dollar value of his individual accumulation account attributable to employer contributions or after tax Participant Contributions, if any, as of the day Prudential receives notice of his request.

Withdrawal requests must be made on a form approved by Prudential (or may be effected by telephone if the Program permits). If a Participant's account is cancelled, the amount of this payment will be computed after deducting the full annual administration charge that would otherwise be deducted at the end of the accounting year. Such payment will be made within seven days after written notice of the Participant's request has been received, except as deferment of such payment may be permitted under the provisions of the 1940 Act as may be in effect from time to time. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading thereon is restricted, when an emergency exists as a result of which disposal of the securities held in VCA-2 is not reasonably practicable or it is not reasonably practicable for the value of its assets to be fairly determined, or when the Securities and Exchange Commission has provided for such deferment for the protection of Participants. As of the day Prudential receives notice of the Participant's request, his account will be reduced by the number of Accumulation Units obtained by dividing the payment due by the Accumulation Unit Value for that day. The appropriate address to which a written withdrawal request should be sent is set out in the Summary of this Prospectus. Under certain Contracts, an entity other than Prudential keeps certain records, and Participants under those Contracts must contact the record-keeper with regard to withdrawals. See "Modified Procedures," page 17.

A Participant would be well-advised to obtain information about the federal income tax consequences of any withdrawal and to check with a tax adviser regarding the current state of the law before making a withdrawal. Generally, a Participant who exercises his withdrawal rights will be taxed at ordinary income rates on the amount withdrawn. In addition, withdrawals prior to age 59 1/2 will generally be subject to a 10% premature distribution penalty tax. Certain exceptions apply, however, and it is suggested that Participants consult a tax adviser for additional information about this penalty tax before a withdrawal is made. (See "Federal Tax Status," pages 21 and 22). Prudential may process a withdrawal from a Participant's individual accumulation account if Prudential determines that the Participant's contributions exceed the amount permitted by the Internal Revenue Code.

An employer may adopt a plan that limits the right of Participants to obtain cash withdrawals upon request. Participants should ascertain whether their employer has adopted such a plan and, if so, whether it includes withdrawal limitations and what they are. Contracts issued to employers who have adopted such plans will provide that requests for cash withdrawals for the benefit of the Participants may be made by the Contract-holder, with the concurrence of the Participant, and that payment of the amount requested, less any applicable annual administration charge, will be made within seven days after Prudential has received notice of the request.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a withdrawal request include the consent of the Participant's spouse. This consent must contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative.

   7. Systematic Withdrawal Plan

Subject to any restrictions upon withdrawals contained in the plan adopted by an employer under which a Participant is covered, and subject to the restrictions and limitations set forth below, a Participant may arrange for systematic withdrawals to be made from his accumulation account. A Participant may arrange for systematic withdrawals only if, at the time he elects to have such an arrangement, the balance in his accumulation account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Generally, amounts withdrawn will be taxable at ordinary income tax rates. In addition, withdrawals by Participants who have not reached age 59 1/2 will generally be subject to a 10% premature distribution penalty tax. Withdrawals made after the later of (i) a Participant's attaining age 70 1/2 and (ii) a Participant's retirement, and certain withdrawals by beneficiaries must satisfy certain minimum distribution rules. (See "Federal Tax Status," pages 21-22, and "Death Benefits Before an Annuity is Effected," page 14.)

Systematic withdrawals may be arranged pursuant to an election on a form approved by Prudential. Under certain types of Section 403(b) annuities, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals shall be made on a monthly, quarterly, semi-annual, or annual basis.

All systematic withdrawals will be effected as of the day of the month specified by the Contract-holder, or, if such day is not a business day, then on the next succeeding business day. Systematic withdrawals will continue until the Participant either has withdrawn all of the balance in his accumulation account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal--which will vary, reflecting investment experience during the withdrawal period--will be equal to the sum of the balance then in the Participant's accumulation amount divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential that Prudential will provide to him upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement, and no systematic withdrawals will be made for him after Prudential has received his instruction. A Participant who chooses to stop making systematic withdrawals may not make them again until the next calendar year and may be subject to federal tax consequences.

An arrangement to make systematic withdrawals will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals (redemptions) as described on pages 12 and 13 of this Prospectus, the right to make transfers as described on pages 15 and 16, and the right to effect an annuity as described on page 17.

Participants who have elected a systematic withdrawal may also continue to make additional purchase payments. Purchase payments are generally reduced for sales charges. See "Charges," page 10. Participants should carefully review the election of this option if they intend to continue making purchase payments and consider the effect of sales charge expenses while making payments and withdrawals at the same time. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 17.

  8. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program") in order to comply with the provisions of Texas law relating to the Texas Program.

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions, less the sales charge described on page 10, will be credited to the Participant's individual accumulation account. Until the Participant begins his second year of participation in the Texas Program as a "faculty member" as defined in Section 31.001(8) of Title 110B of the Texas Revised Civil Statutes, Prudential will have the right to withdraw the value of the Accumulation Units purchased for his account with Texas' contributions. If the Participant does not commence his second year of the Texas Program participation, the value of those Units will be withdrawn and Texas' contributions returned to the State.

Pursuant to Section 36.105 of Title 110B of the Texas Revised Civil Statutes and a ruling of the State Attorney General, withdrawal rights of Contracts issued under the Texas Program are available only in the event of a Participant's death, retirement or termination of employment in all institutions of higher education as defined in Section 61.003 of the Texas Education Code. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the values credited to them under the Contract unless one of the foregoing conditions has been satisfied. The value of a Participant's interests under the Contract may, however, be transferred to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation. For certain Contracts, a death benefit claim should be sent to a designated record-keeper rather than to Prudential. See "Modified Procedures," page 17.

  9. Death Benefits Before an Annuity is Effected

When a Participant dies, subject to receipt by Prudential of due proof of death and to the submission of a claim for benefits on a form approved by Prudential, his individual accumulation account balance (after deduction of the full annual administration charge) will be used to provide a death benefit for his beneficiary. The appropriate address to which a death benefit claim should be sent is set out in the Summary section of this Prospectus.

Unless the Participant has directed otherwise, any beneficiary may elect to apply the Participant's accumulation account balance (after deduction of the full annual administration charge):

  A. to receive a single sum cash payment of the dollar value of the Participant's account as of the date such election is made and such proof of death is received by Prudential. If a single sum payment is elected within one year after the Participant's death, an additional payment will be made, if necessary, so that the total paid is equal to the purchase payments paid in, minus any withdrawals or transfers paid out;

  B. to have a variable annuity effected for himself on a specified date on the basis of the Participant's account, using the same annuity purchase rate basis that would have applied if the account had been used to effect a variable annuity for the Participant;

  C. to receive regular payments in accordance with the systematic withdrawal plan; or

  D. a combination of all or any two of (a), (b) and (c).

The beneficiary must make his election in writing before the first anniversary of the Participant's death or at any time before the expiration of two months after Prudential receives due proof of such death, whichever is later. With respect to benefits accruing after December 31, 1986, IRS Regulations under Section 401(a)(9) of the Internal Revenue Code provide that a designated beneficiary must begin to receive payments no later than the earlier of (1)December 31 of the calendar year which contains the fifth anniversary of the Participant's date of death or
(2)December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years.

However, if the election includes systematic withdrawals, the beneficiary will have the right to terminate them and receive the remaining balance in cash (or effect an annuity with it), or to change their frequency, size or duration, subject to the limitations described below.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 requires that, in the case of a married Participant, a death benefit be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant's account as of his date of death. Under the Retirement Equity Act, the spouse of a Participant in a
Section 403(b) annuity which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage and contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly waives the benefit, 50% of the Participant's account balance will be paid to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, the remaining 50% of the Participant's account balance would be paid to the designated beneficiary.

With respect to benefits accrued before January 1, 1987, a beneficiary who elects to have an annuity purchased for himself may choose from among the forms of annuity described on page 18. The beneficiary may elect to have an annuity effected immediately or at a future date (but not later than his 70th birthday, or, if later, two months after the date of his election to have an annuity effected).

Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules which specify the time when payment of benefits must begin and the minimum amount which must be paid annually. Generally, when a Participant dies before payment of benefits has begun, the death benefit must be paid out entirely by December 31 of the calendar year containing the fifth anniversary of the Participant's date of death. Alternatively, a designated beneficiary may elect an annuity from among Options 1, 2, or 4 described on page 18, with payments required to begin by December 31 of the calendar year immediately following the calendar year in which the Participant died or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later. Options 3 and 5 may not be chosen. In addition, the duration of any period certain annuities may not exceed the beneficiary's life expectancy as determined under IRS Tables. If the amount distributed to a beneficiary for a calendar year is less than the minimum required amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

The requirements described above concerning the effecting of annuities or annuity payments apply also to the commencement of a systematic withdrawal plan and to withdrawals under it.

If the beneficiary elects to receive a single sum cash payment, such payment will be made within seven days after the date of his election and receipt of due proof of death, except in certain emergency situations when payment may be deferred (see "Withdrawal (Redemption) of Purchase Payments Prior to Death," page 12). A beneficiary who elects to have a variable annuity effected for himself will have the right to cancel such election by so notifying Prudential in writing at least 15 days prior to the date on which such annuity would otherwise be effected, and, within seven days after receipt of such notice, a single sum cash payment will be made to the beneficiary in the amount of the dollar value of the Participant's account (after deducting the full annual administration charge) as of the date the notice is received.

  10. Transfer Payments

  A. Unless restricted by the retirement arrangement under which a Participant is covered, upon the written request or properly authorized telephone transfer request of a Participant who is also covered by a group fixed-dollar annuity contract, all or a portion of the Participant's accumulation account will be transferred from the Variable Contract to the fixed-dollar contract. As of the date Prudential receives such a request, the portion of the Participant's accumulation account specified in his request will be cancelled and, within seven days after such date, a transfer payment of the dollar value of such amount will be made. There is no minimum transfer amount. Prudential reserves the right to limit the frequency of such transfer payments to the fixed-dollar contract. Different procedures may apply for Contracts under which an entity other than Prudential provides record-keeping services. See "Modified Procedures," page 17.

  B. Transfer payments may be made to a Participant's individual accumulation account under the Vari-able Contract from either the group fixed-dollar annuity contract, if any, or from a similar group annuity contract issued by Prudential to another employer. All such transfer payments will be treated as purchase payments made to VCA-2 on the business day on which the transfer payment is made, except that no transfer payment will count as a purchase for purposes of calculating sales charges. Prudential reserves the right to limit the frequency of such transfer payments.

     If a Participant who is also covered by a group fixed-dollar annuity contract transfers an amount to the Participant's accumulation account, the applicable contracts or the terms of the Participant's retirement arrangement may provide that amounts transferred may not for 90 days thereafter be transferred into an investment option deemed to be "competing" with the fixed-dollar contract with respect to investment characteristics.

  C. If a Participant ceases to be employed by a Contract-holder and becomes an employee of another employer whose employees are covered under a similar group annuity contract issued by Prudential, the Participant may request on a form approved by Prudential that Prudential make a transfer payment from his individual accumulation account to such similar contract, in an amount equal to the dollar value of the Participant's account as of the date Prudential receives his request. The transfer payment described in this paragraph will be made without charge within seven days after Prudential receives the Participant's transfer request, and the Participant's account will be cancelled accordingly. If such a transfer is made, the provisions of the substituted contract will be applicable to him.

  D. The Contract provides that upon discontinuance of purchase payments for all Participants thereunder (see "Discontinuance of Purchase Payments," page
     12) the Contract-holder may on a form approved by Prudential request Prudential to make transfer payments from VCA-2 to a designated alternate funding agency. Each Participant and each beneficiary of a deceased Participant for whom an individual accumulation account remains in force under the Contract will be notified promptly that such a request has been received. Each recipient of such a notice may within thirty days of such receipt elect in writing on a form approved by Prudential to have his account transferred to the alternate funding agency. If he does not so elect, his account will continue in force under the Contract. The accumulation account of any Participant or beneficiary who does so elect will be cancelled as of a "transfer date," which is the business day specified in the Contract-holder's request or 90 days after Prudential receives the request, whichever is later. A single liquidation account for the Contract will be established equal to the sum of the individual accumulation accounts so cancelled (after deducting the full annual administration charge from each such account). Beginning on the transfer date and each month thereafter until the liquidation account is exhausted, an allocation will be made from the liquidation account of not less than the number of Accumulation Units equal in value to two million dollars or 3% of the number of Accumulation Units in such account on the transfer date, whichever is greater (or the total amount of Accumulation Units in the liquidation account, if less). Upon each such allocation, the number of allocated Accumulation Units will be cancelled and a transfer payment will be made which is equal to 100% of the product of (i) the number of Accumulation Units so allocated, and (ii) the Accumulation Unit Value for the date of allocation. Each transfer payment will be made to the designated alternate funding agency within seven days of the date of allocation.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, a request for transfer payments (other than to the group fixed dollar annuity contract) must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative.

  11. Telephone Requests.


Certain Programs may allow Participants to effect transfers and other Account transactions by telephone and telecopy. If the Program offers telephone privileges, each Program Participant will automatically receive such privileges unless he or she declines those privileges on a form that will be supplied by the Contract-holder or Prudential. For the Participant's protection and to prevent unauthorized exchanges, telephone calls will be recorded and the Participant will be asked to provide his or her personal identification number or other identifying information. A written confirmation of a transfer will be sent to the Participant. Neither the Account nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. Telephone privileges are available only if the Contract-holder has so elected and only in states where these privileges may legally be offered. The safeguards discussed above that are employed by the Account are designed to minimize unauthorized exercise of these privileges. During times of extraordinary economic or market changes, telephone or telecopy instructions may be difficult to implement.

  12. Modified Procedures

Under certain Contracts, the Contract-holder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than Prudential. The record-keeper is the Contract-holder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the valuation period in which Prudential receives appropriate instructions and/or funds from the record-keeper. Any such different procedures will be set forth in the Contract.

  13. Exchange Offer with the PMF Funds

Prudential may offer certain open-end management investment companies--generally referred to as mutual funds--as an alternative investment vehicle for existing VCA-2 Contract-holders. These funds are managed by Prudential Mutual Fund Management, LLC, an indirect wholly-owned subsidiary of Prudential (collectively, the "PMF Funds"). If the Contract-holder elects to make one or more of the PMF Funds available to its Participants, Participants will be given the opportunity to direct new contributions to those PMF Funds.

Prudential may permit Participants to exchange any or all amounts in their current individual accumulation accounts for shares of the PMF Funds without the imposition of any sales load or other fee (a "VCA-2-to-PMF Exchange"). In addition, Prudential may permit Participants to exchange any or all amounts in their PMF Funds to VCA-2 (a "PMF-to-VCA-2 Exchange") without the imposition of any sales load or other fee.

Prudential will determine the time periods for which any exchange offer will be available and the other terms of the offer. Prudential may, for example, establish fixed periods of time for exchanges under a particular Contract (an "open window"). This exchange offer is subject to termination and its terms are subject to change.

If a Participant exchanges all of the amount in his VCA-2 individual accumulation account for shares of PMF Funds, the annual administrative charge, which is assessed at the end of each administration year, may be deducted from the Participant's PMF Fund account(s).

Before deciding whether to exchange any or all of their existing VCA-2 Accumulation Units for shares of any PMF Fund, Participants should carefully read the relevant PMF Fund prospectus. Participants should understand that the PMF Funds are registered management investment companies (i.e. mutual funds) offered directly to qualified plans, certain institutional investors and others. They are not funding vehicles for variable annuity contracts. Thus, Participants investing in the PMF Funds will not have the features of an annuity contract or certain annuity-related provisions, as they do under the VCA-2 Program.

In Prudential's opinion, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement elects to exchange amounts in the Participant's current VCA-2 individual accumulation account(s) for shares of PMF Funds or vice versa.

VCA-2-to-PMF Exchanges will be effected from a 403(b) annuity contract to a
Section 403(b)(7) custodial account (Tax Deferred Annuity funds under the PMF Funds) so that such transactions will not constitute taxable distributions. Conversely, PMF-to-VCA-2 Exchanges will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the PMF Funds than under the VCA-2 Program.

Prudential also may make available to VCA-2 Contract-holders certain mutual funds that are not affiliated with Prudential. If such mutual funds are made available, Prudential may permit Participants to exchange any or all amounts in their current individual accumulation accounts for shares of such unaffiliated mutual funds (and also may permit exchanges from those mutual funds into VCA-2). Any such exchanges would be effected without the imposition of any sales load or other fee, and may be conducted in accordance with such other terms and conditions as Prudential may determine. The tax consequences associated with these exchanges involving unaffiliated mutual funds are comparable to those discussed above in connection with exchanges involving the PMF Funds. With respect to unaffiliated funds exchanges, VCA-2-to-PMF Exchanges, and PMF-to-VCA-2 Exchanges, Contract-holders and Participants are encouraged to consult a qualified tax advisor for complete tax information and advice.

B. THE ANNUITY PERIOD

  1.  Variable Annuity Payments

Variable annuity payments are determined on the basis of (i) the value of the Participant's accumulation account on the date it is applied to effect an annuity, reflecting the investment performance of VCA-2 to that date, (ii) any taxes on annuity considerations applicable when the annuity is effected, (iii) a schedule of annuity rates specified in the Contract (see "Schedule of Variable Annuity Purchase Rates," page 20), and (iv) the investment performance of VCA-2 after the annuity has been effected. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in Prudential's expenses in excess of the expense deductions provided for in the Contract. The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of such Units, and thus the amounts of the monthly annuity payments, will reflect investment gains and losses and investment income occurring after the date on which annuity payments commence.

  2. Electing the Annuity Date and the Form of Annuity

Subject to the withdrawal restrictions discussed above (See "Withdrawal (Redemption) of Purchase Payments Prior to Death," page 12), a Participant may at any time elect to have a variable annuity effected for him under the Contract. A beneficiary may make a similar election (see "Death Benefits Before an Annuity is Effected," page 14). It may also be possible to effect a fixed-dollar annuity if there is a companion fixed-dollar contract to which a transfer payment may be made (see "Transfer Payments," page 15).

In electing to have a variable annuity effected, the Participant may select from the available forms of annuity described below. With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant or, if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and his designated beneficiary as determined under IRS Tables. In addition, IRS Proposed Regulations under Section 401(a)(9) of the Internal Revenue Code specify the maximum permissible duration of any period certain payments and the maximum survivor benefit payable under a joint and survivor annuity (expressed as a percentage of the benefit originally payable). The annuity is effected on the first day of the second month following receipt by Prudential of written notice that the Participant or beneficiary has elected to have an annuity effected or on the first day of any subsequent month designated by the Participant or beneficiary. Any such notice must be on a form approved by Prudential and should include all the information Prudential requires to effect the annuity. The first monthly annuity payment will be made to an annuitant on the date an annuity is effected for him.

Under certain types of Section 403(b) annuities, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, the election of a payout which is not a qualified joint and survivor annuity must include the consent and signatures of the Participant and spouse and must be notarized or witnessed by an authorized Plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant during his lifetime payable to his spouse, if living at the Participant's death.

If the dollar amount of the first monthly payment of an annuity effected under the Contract would be less than the minimum amount specified in the Contract, Prudential at its option may, in lieu of making any annuity payment whatsoever, consider that the person who would receive the annuity had requested a withdrawal of the individual accumulation account that would otherwise have been applied to effect the annuity, as of the date the annuity was to begin.

Once annuity payments have commenced to an annuitant under Options 1, 2, 3 or 5 described below, the annuitant cannot surrender his annuity benefit and receive a single sum payment in lieu thereof. An annuitant under Option 4 may, by written request, surrender his annuity benefit and receive the commuted value of the unpaid payments-certain. Under Options 2, 4 or 5, the annuitant's beneficiary may, by a written request made after the death of the annuitant, surrender his annuity benefit and receive the commuted value of the unpaid payments-certain due him. The annuitant's beneficiary may also receive a lump sum payment under certain circumstances as described below.

  3. Deductions for Taxes on Annuity Considerations

Some states impose a premium tax with respect to annuity contracts. The tax rates in those jurisdictions that impose a tax generally range from 0.5% to 5%. When an annuity is effected, any applicable taxes on annuity considerations will be deducted from the amount applied.

  4. Available Forms of Variable Annuity

Option 1--variable life annuity. This is an immediate annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding his death. This option offers a higher level of monthly payments than Option 2, Option 3 or Option 5 because no further payments are payable after the death of the annuitant. It would be possible under this option for the annuitant to receive only one annuity payment if he died (in an automobile accident, for example) within the first month after the annuity was effected. Therefore, a life annuity under this option is generally appropriate only for someone who has no dependents and wants higher income during his lifetime.

Option 2--variable life annuity with 120 or 180 payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with the guarantee that if, at the death of the annuitant, payments have been made for less than the period-certain (which may be 120 or 180 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his beneficiary.

Option 3--variable joint and survivor annuity. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. The payments continued to the contingent annuitant may be based on 100% of the Annuity Units originally payable each month, or a lower percentage such as 50%, if the annuitant so elects.

Option 4--variable annuity-certain. This is an immediate annuity payable monthly for a period-certain of 120 months. If the annuitant dies during the period-certain, payments will be continued to his beneficiary, but no further payments are payable after the end of the period-certain. Since Prudential assumes no mortality risks under Option 4, it makes no mortality risk charges in determining annuity purchase rates for this option.

Option 5--variable joint and survivor annuity with 120 payments certain. This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his death to his contingent annuitant, if surviving, for the latter's lifetime. The payments to the contingent annuitant prior to the expiration of the period-certain will be based on 100% of the Annuity Units originally payable each month. Thereafter, they will be based on the same percentage or a lower percentage such as 50%, if the annuitant so elects. If both the annuitant and the contingent annuitant die before 120 payments have been made, payments will be continued during the remainder of the 120-month period to the properly designated beneficiary.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum amount specified in the Contract or if in Options 2, 4 and 5, the beneficiary is other than a natural person receiving payments in his own right or is an estate, Prudential may elect to pay the commuted value of the unpaid payments-certain in one sum.

  5. The Annuity Unit

On the date a variable annuity is effected for any Participant or his beneficiary, his accumulation account is cancelled and the full annual administration charge withdrawn. The aggregate value of the remaining Accumulation Units in the Participant's accumulation account is determined. This value, less any applicable taxes on annuity considerations, is then applied to provide an annuity under which each payment will be the value of a specified number of Annuity Units. The Annuity Unit Value is discussed in the following section. The determination of each payment is discussed under "Schedule of Variable Annuity Purchase Rates," page 20.

  6. The Annuity Unit Value

The Annuity Unit Value for the month of June, 1968 was approximately $1.0102. The Annuity Unit Value for any subsequent month is determined as of the end of the month by multiplying the Annuity Unit Change Factor for the month (see below) by the Annuity Unit Value for the preceding month. The Annuity Unit Value applicable to annuity payments due during any month is the Annuity Unit Value for the second preceding month. The Annuity Unit Value differs from and is necessarily smaller than the Accumulation Unit Value since the Annuity Unit Value must be reduced by the Assumed Investment Result as discussed in the following sections.

  7. The Annuity Unit Change Factor for Any Month

The Annuity Unit Change Factor for any month is obtained by (a) adding to 1.00 the rates of investment income earned, if any, after applicable taxes (currently none--see "Federal Tax Status," pages 20 and 21), and of asset value changes in VCA-2 during the period from the end of the preceding month to the end of the current month, (b) deducting from such sum the rate of investment management fee for the number of days in the current month, computed at an effective annual rate of 0.125% (1/8 of 1%), and (c) dividing such difference by the sum of 1.00 and the rate of interest for one-twelfth of a year, computed at the effective annual rate specified in the Contract as the Assumed Investment Result (see below). The result of this division is the Annuity Unit Change Factor for the month. (Items (a) and (b) for a given month are equivalent to items (a) and (b) used during such month to derive Accumulation Unit Change Factors. See page 12).

  8. Assumed Investment Result

In order to convert the value of an accumulation account into an annuity and to determine the initial payment, it is necessary to use an appropriate annuity purchase rate (as discussed below) which is based on, among other things, an interest rate. The greater the assumed interest rate, the greater the initial annuity payment provided by a given amount applied, since the annuity payments are supported by the amount applied and the investment result on that amount.

Where the annuity is a variable annuity, the payments remain level only if the actual investment results each month thereafter are at the assumed rate. If, for any month, the actual rate is greater, the payments increase. If the actual rate is less, the payments decrease. For the variable annuities under the Contract, the selection of the Assumed Investment Result is not made by Prudential but by the Contract-holder who may choose, for example, 4 1/2% as the annual rate. Rates of 3 1/2%, 4%, 5% and 5 1/2% may also be selected. Annuity purchase rates appropriate for the Assumed Investment Result selected by the Contract-holder will be inserted in the Contract.

The selection should reflect the Contract-holder's conservative estimate of the average investment result that may be obtained from a diversified portfolio of common stocks in a relatively stable economy. If a Contract-holder selects a high Assumed Investment Result, the dollar amount of the first variable annuity payment to each annuitant under that Contract will be greater than if the Contract-holder has selected a lower Assumed Investment Result. For example, for a given amount applied, a 4 1/2% assumption produces a first monthly payment (in dollars) higher by about 8 or 9% than a 3 1/2% assumption. The offset to this higher initial payment is that, in reflecting the investment results of VCA-2, the variable annuity payments resulting from the 3 1/2% assumption will increase at a faster rate or decrease at a slower rate than the variable annuity payments resulting from the 4% assumption. The lower Assumed Investment Result produces greater income later in life than does a higher assumption, and it may be that in later years a retired person will have the greatest need for more dollars of income.

As may be seen from the description of the Annuity Unit Change Factor in the preceding section, the change each month in the Annuity Unit Value depends on the extent to which the actual investment results of VCA-2, including investment income and market value changes, differ from the Assumed Investment Result selected by the Contract-holder. If the actual results are at a rate greater than the monthly equivalent of the assumed result, the Annuity Unit Value increases, thereby increasing the dollar amount of the monthly variable annuity payment. If the actual investment results are at a rate lower than the Assumed Investment Result, the Annuity Unit Value decreases, thereby decreasing the dollar amount of the monthly payment.

Once the Assumed Investment Result is fixed under a Contract, it applies to all annuitants covered by that Contract. However, the Contract may be amended with respect to all annuities effected after the amendment.

  9. Schedule of Variable Annuity Purchas Rates

The annuity rates contained in the schedules of the Contract show how much annuity is provided by the application of a given amount.

On July 6, 1983 the Supreme Court of the United States rendered a decision that prohibits employers from providing for periodic retirement payments that vary in amount depending upon the sex of the employee, to the extent that those payments are derived from contributions made on or after August 1, 1983. While the decision by its terms applies only to employers subject to the provisions of Title VII of the Civil Rights Act of 1964, namely those with 15 or more employees, it may be applicable to employers with fewer than 15 employees. To facilitate employer compliance with the decision, Prudential has amended its Group Tax-Deferred Variable Annuity Contracts issued through The Prudential Variable Contract Account-2. The amendment provides for annuity purchase rates that do not vary with the sex of the annuitant with respect to purchase payments made under the Contracts on and after August 1, 1983. Thus, as a result of this amendment, if a Participant's Annuity Units include Annuity Units derived from purchase payments made before August 1, 1983, those Annuity Units are applied to effect a variable annuity using schedules which take into account the date on which the annuity is effected, the form of annuity selected, and the date of birth and sex of the annuitant and of the contingent annuitant, if any. Any remaining Annuity Units are applied using schedules which take into account the form of annuity selected, the effective date and the relevant dates of birth, but not the sex of any person. If a Participant's Annuity Units are derived solely from purchase payments made either before August 1, 1983 or on and after August 1, 1983, only one schedule of annuity rates is used. The dollar amount of each monthly payment of the variable annuity will be equal to the number of Annuity Units in each portion of the variable annuity payment, multiplied by the Annuity Unit Value applicable to annuity payments due in the month.

Here are a few sample rates for an Assumed Investment Result of 4 1/2% from the schedules in use for variable annuities effected in 1997 under Contracts entered into on or after May 1, 1980. (More favorable results would be obtained for variable annuities effected in 1997 under Contracts entered into prior to May 1,
1980). They show the number of Annuity Units payable each month resulting from an accumulation, after reduction by the full annual administration charge and applicable taxes on considerations, equivalent in value to 10,000 Annuity Units, being applied to purchase the annuity.

                             POST--7/31/83     PRE--8/1/83
                             ANNUITY UNITS    ANNUITY UNITS
                             -------------    -------------
TYPE OF ANNUITY            ANNUITANT AGE 65      MALE 65        FEMALE 65

Life Annuity with 120
Payments Certain                 56.40            62.90           54.16
Life Annuity with 180
Payments Certain                 54.07            58.64           52.32

The interest rate used in constructing the schedules of annuity rates equals the Assumed Investment Result less 0.375% (3/8 of 1%), which corresponds to the daily deductions from accumulation accounts, also at an effective annual rate of 0.375% (3/8 of 1%), for assuming mortality and expense risks. The mortality rates are based on the Prudential 1950 Group Annuity Valuation Table, with adjustments to allow for improvements in mortality. In the case of the schedules applicable to the variable annuity-certain option (the fourth option listed under "Available Forms of Variable Annuity," page 18), the interest rate used is equal to the Assumed Investment Result less 0.25% (1/4% of 1%), to reflect the absence of any charge for the mortality risk. The annuity purchase rates may be changed by Prudential, except as described in section D following. While the Contract, in keeping with the preceding discussion, expresses the schedule of annuity purchase rates in terms of annuity units, it may be helpful to describe the application of these schedules in terms of the dollar amount of the monthly annuity payment due one month after the date on which an annuity is effected. For each $1,000 applied on the effective date, the dollar amount of this monthly payment is shown in the following table.

                             POST--7/31/83    PRE--8/1/83
                             ANNUITY UNITS   ANNUITY UNITS
                             -------------   -------------
TYPE OF ANNUITY            ANNUITANT AGE 65      MALE 65        FEMALE 65

Life Annuity with 120
Payments Certain                 5.640            6.290           5.416
Life Annuity with 180
Payments Certain                 5.407            5.864           5.232

Subsequent payments will be more or less depending upon the investment results of the Account.

C. ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

D. CHANGES IN THE GROUP VARIABLE ANNUITY CONTRACT

The Contract provides that Prudential may limit the frequency of transfers to or from the companion fixed-dollar contract, if any. The Contract also reserves to Prudential the right to change the annual administration charge, uniformly applicable to all accumulation accounts, and the percentage deducted from each future purchase payment for sales expenses.

The Contract also provides that Prudential may change the annuity purchase rates, may change the 0.375% (3/8 of 1%) charge described on page 10, and may impose a redemption charge on any withdrawal or transfer payment provided by the Contract. Any such change will apply only to Accumulation Units credited after such change becomes effective, except that the initial basis will continue to apply to all Accumulation Units credited before the fifth Contract anniversary to any person who was a Participant before such change became effective, or credited before such Participant makes a withdrawal, if sooner.

Changes discussed in this section become effective 90 days after notice thereof has been given to the Contract-holder. Each person to whom the change is applicable will also be notified.

It should be realized that the initial schedules of annuity purchase rates remain in effect indefinitely with respect to all purchase payments made before a change in rates. Since purchase payments on behalf of a Participant may be made long before any annuity is effected for him and since his annuity payments may continue long after that date, this risk assumed by Prudential extends many years into the future.

Although the Contract may be changed at any time by agreement between Prudential and the Contract-holder, no such change may adversely affect rights with respect to Accumulation Units credited or variable annuities effected prior to the effective date of the change (unless the change is made to comply with a law or government regulation or the consent of each Participant is obtained).

The Contract provides that if at any time an investment manager other than Prudential is selected for VCA-2, Prudential may determine that no new Participants will become covered under the Contract.

E. PERIODIC REPORTS

Participants will be sent semi-annual reports showing the financial condition of VCA-2 including the investments held in the account. Each Participant will also be sent, at least annually, a statement of the number of Accumulation Units credited to his account as of the end of the preceding accounting year.

F. PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise.

A contract-holder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of the Board of Directors as to the portion, if any, of the divisible surplus of Prudential which has accrued on the contract. In the case of Contracts described herein, any surplus determined to be payable as a dividend is credited to the persons participating under such Contracts.

No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. The determination of such surplus is within the sole discretion of Prudential's Board of Directors. When any payments of divisible surplus are made, they may take the form of additional payments to annuitants and additions to the accounts of other Participants and beneficiaries.

Such payments amounted to $235,290 during 1996. The equivalent figure for 1995 was $12,650 and for 1994 was $13,605.

                               FEDERAL TAX STATUS

In the opinion of counsel, under the Internal Revenue Code, the operations of VCA-2 form a part of and are taxed with the operations of Prudential. A ruling to this effect has been received from the Internal Revenue Service. The effect of this basis of taxation is that the Accumulation and Annuity Unit Values are not reduced by federal income taxes under current law.

In the opinion of counsel, the Contract meets the requirements of Section 403(b) of the Internal Revenue Code. Contributions on behalf of a Participant under such a Contract are excludable from the Participant's gross income to the extent the contributions do not exceed the "exclusion allowance" specified in the Code. A further limit of $9,500 generally applies to salary reduction contributions.
Section 415 of the Code also imposes an overall limit on the maximum annual contribution which can be made to the Contract by or on behalf of a Participant. Generally, this limit on annual contributions is the lesser of $30,000 or 25% of his compensation. Increases in the Accumulation and Annuity Unit Values are not includable in the Participant's gross income in the year credited. Amounts distributed to a Participant in the form of an annuity or otherwise are includable in the Participant's gross income when received and are taxed at ordinary income rates. However, an exclusion from federal income tax is provided for distributions attribut-able to contributions which were includable in the Participant's gross income when they were originally made.

In general, a death benefit consisting of amounts paid to a Participant's beneficiary is includable in the Participant's estate for federal estate tax purposes.

Benefits accruing after December 31, 1986 under Section 403(b) annuity contracts are subject to required minimum distribution rules which specify the time when payment of benefits must begin and the minimum amount which must be paid annually. These rules apply to Participants and to beneficiaries. Generally, payment of benefits to Participants must begin no later than April 1st of the calendar year following the later of (i) the year the employee retires, or (ii) the year in which the Participant attains age 70 1/2. If the Participant dies before the entire interest in the contract has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the Participant dies before payment of benefits has begun (or is treated as having begun) the entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant died and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy. If the Participant's spouse is the designated beneficiary, payments can be deferred until December 31 of the year in which the Participant would have attained age 70 1/2. An excise tax applies to Participants or beneficiaries who reach the date when distributions are required to begin and fail to take the required minimum distribution in any calendar year.

Payers of pension distributions (including insurance companies) are required to withhold taxes on pension and annuity payments. This applies to payments made under a tax-deferred annuity program (including total or partial withdrawals).

Certain distributions from qualified plans under Section 403(b) of the Code, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to:(a)distributions for the life or life expectancy of the Participant or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b)distributions for a specified period of 10 years or more; or (c) distributions which are required as minimum distributions. A recipient of a distribution which is not subject to mandatory withholding may elect not to have any taxes withheld from his distribution. Participants must be notified annually of their right to change their withholding elections. Payers of taxable pension payments must report such payments to the Internal Revenue Service.

If a transfer is made from a Participant's accumulation account under this Contract to another tax-deferred annuity program, no tax will be withheld from the amount transferred.

A premature distribution penalty tax generally applies to withdrawals made prior to age 59 1/2. Certain exceptions do, however, apply. In addition, Federal tax law imposes restrictions on Withdrawals from Section 403(b) annuities (See Withdrawal (Redemption) of Purchase Payments Prior to Death," page 12). Therefore, persons contemplating participation in a Section 403(b) annuity should consult a tax advisor concerning the tax consequences of a withdrawal under the Contract.

The above description of certain federal income and estate tax rules that may apply to a Participant is not exhaustive. A Participant should consult with appropriate tax advisers concerning the applicability of the rules to the Participant's personal tax circumstances.

                                  VOTING RIGHTS

In addition to Prudential, each person who has an individual accumulation account or a variable annuity as to which values or payments depend upon the investment results of VCA-2 has the right to vote at meetings of such persons. They are entitled to vote to:

  A. approve any amendments of the Agreement for Investment Management Services and approve any such new agreements negotiated by the Committee;

  B. approve any recommendations made by the Committee regarding changes in the fundamental investment policies of the Account; and

  C. any matters requiring a vote of persons having voting rights with respect to VCA-2.

Meetings of persons having voting rights are not required to be held annually. The Rules and Regulations of VCA-2 provide that meetings of persons having voting rights may be called by a majority of the Committee. The Committee is required to call a meeting of persons having voting rights in the event that at any time less than a majority of the members of the Committee holding office at that time were elected by persons having voting rights. Such meeting must be held within 60 days unless the Securities and Exchange Commission by order extends such period. In addition, the Committee is required to call meetings of persons with voting rights in order to submit for a vote matters on which such persons are entitled to vote (as listed above).

For the purpose of determining the persons having voting rights in respect of VCA-2 who are entitled to notice of and to vote at meetings, the Committee may fix, in advance, a date as the record date which shall not be more than 70 nor less than 10 days before the date of such meeting.

The number of votes which each person may cast at a meeting of persons having voting rights in VCA-2 is equal to the number of dollars and fractions thereof in his accumulation account as of the record date or, if he is an annuitant, the number of dollars and fractions thereof equal in value to the portion of the assets in VCA-2 held to meet the annuity obligations to him on such date. This number decreases as annuity payments are made. Votes may be cast either in person or by proxy and persons entitled to vote receive all proxy materials.

Prudential is entitled to vote the number of votes and fractions thereof equal to the number of dollars and fractions thereof of its own funds invested in VCA-2 as of the record date. Prudential will cast its votes in the same proportions as all other votes represented at the meeting, in person or by proxy.

As defined by the 1940 Act and as referred to elsewhere in this Prospectus, a majority vote of persons having voting rights in respect of VCA-2 means (a) 67% or more of the votes of such persons present at a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast, whichever is less.

                              OTHER CONTRACTS ON A
                                 VARIABLE BASIS

In addition to the Contracts, Prudential currently issues other forms of contracts on a variable basis. At present, purchase payments under such other contracts are not held in VCA-2 but are held in other separate accounts.

                                STATE REGULATION

Prudential is subject to regulation by the Department of Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policy and contract-holders. This regulation does not involve any supervision or control over the investment policy of VCA-2 or over the selection of investments therefor except for verification of the compliance of Prudential's investment portfolio with New Jersey law. See "Investment restrictions imposed by state law" in the Statement of Additional Information.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. No variable contract may be issued for delivery in New Jersey prior to the written acknowledgement by the Department of Insurance of its filing. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." Approval can also be withheld or withdrawn if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Persons engaged in the negotiation or sale of a variable annuity contract in New Jersey are not subject to the provisions of the laws of New Jersey governing the sale of securities. Such persons and such contracts may be subject to similar laws (commonly known as "Blue-Sky Laws") in other states where such contracts are sold.

                                LEGAL PROCEEDINGS

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded them-selves from the Settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fees prescribed by the Commission.

Participants may also receive further information about the Contracts at the address and phone number set forth on the cover page of this Prospectus.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-2 .........................  2
  Fundamental investment restrictions adopted by VCA-2 ....................  2
  Non-fundamental investment restrictions adopted by VCA-2 ................  3
  Investment restrictions imposed by state law ............................  3
  Loans of portfolio securities ...........................................  9
  Portfolio turnover rate .................................................  9
  Portfolio brokerage and related practices ...............................  9
  Custody of securities ................................................... 10
THE VCA-2 COMMITTEE ....................................................... 11
 Remuneration of members of the committee and certain affiliated persons .. 11
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS .................... 12
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS ........... 13
SALE OF GROUP VARIABLE ANNUITY CONTRACTS .................................. 14
EXPERTS ................................................................... 14
FINANCIAL STATEMENTS OF VCA-2 ............................................. 16
FINANCIAL STATEMENTS OF PRUDENTIAL ........................................ 23

The Prudential Insurance Company of America                   |    BULK RATE
c/o Prudential Investments                                    |  U.S. POSTAGE
30 Scranton Office Park                                       |     PAID
Scranton, Pennsylvania 18507-1789                             |PERM|IT No. 2145
                                                              |   NEWARK, N.J.
ADDRESS CORRECTION REQUESTED                                  |-----------------

FORWARDING AND

RETURN POSTAGE GUARANTEED

















GP-28 ED. 5/96

                       STATEMENT OF ADDITIONAL INFORMATION
                                    MAY1, 1997

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

                                ---------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May1, 1997, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investment Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-458-6333.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA-2 .........................   2
 Fundamental investment restrictions adopted by VCA-2 .....................   2
 Non-fundamental investment restrictions adopted by VCA-2 .................   3
 Investment restrictions imposed by state law .............................   3
 Loans of portfolio securities ............................................   9
 Portfolio turnover rate ..................................................   9
 Portfolio brokerage and related practices ................................   9
 Custody of securities ....................................................  10
THE VCA-2 COMMITTEE .......................................................  11
 Remuneration of members of the committee and certain affiliated persons ..  11
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS ....................  12
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS ...........  13
SALE OF GROUP VARIABLE ANNUITY CONTRACTS ..................................  14
EXPERTS ...................................................................  14
FINANCIAL STATEMENTS OF VCA-2 .............................................  15
FINANCIAL STATEMENTS OF THE PRUDENTIAL ....................................  29

                                The Prudential Insurance Company of America
                                c/o Prudential Investments
                                30 Scranton Office Park
                                Scranton, PA 18507-1789
                                Telephone 1-800-458-6333

PRUDENTIAL LOGO

                            INVESTMENT MANAGEMENT AND
                                ADMINISTRATION OF
                                      VCA-2

Prudential acts as investment manager for VCA-2 under an Agreement for Investment Management Services. The Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential continues to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients. Prudential's Agreement for Investment Management Services with VCA-2 was approved initially by the Participants at their meeting on May 29, 1969 and was most recently renewed by unanimous vote of the Committee on November 22, 1996. The Service Agreement was approved by participants in VCA-2 on July 25, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA-2 Committee on November 22, 1996. The Account's Agreement for Investment Management Services and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of the entire Committee or by a majority vote of persons entitled to vote in respect of the Account. The Account's Agreement for Investment Management Services will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.

The Service Agreement will continue in effect as to the Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Account in the event of the assignment or termination of the Agreement for Investment Management Services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the Agreement for Investment Management Services between Prudential and the Account. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to the Account, see "Voting Rights," page 22 of the Prospectus.

Prudential is responsible for the administrative and recordkeeping functions of VCA-2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 0.5% of the net asset value of VCA-2. One-half (0.25%) of this charge is for assuming expense risks; 1/4 (0.125%) of this charge is for assuming mortality risks; and 1/4 (0.125%) is for investment management services. During 1996, 1995 and 1994 Prudential received $2,694,889, $2,195,986 and $2,085,191, respectively from VCA-2 for assuming mortality and expense risks and for providing investment management services.

There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 1996, 1995 and 1994 Prudential collected $30,477, $34,067 and $42,008, respectively, from VCA-2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA-2 during 1996, 1995 and 1994 were $162,008, $180,356 and
$108,110, respectively.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED
BY VCA-2

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA-2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA-2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-2's total assets, more than 5% of VCA-2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-2's total assets (determined at the time of the investment) would be invested in a single industry.


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

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA-2 except that VCA-2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA-2 except that VCA-2 may purchase and sell financial futures contracts and related options.

Loans. VCA-2 will not lend money, except that loans of up to 10% of the value of VCA-2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA-2 in accordance with its investment objectives and policies.

Borrowing. VCA-2 will not issue senior securities, borrow money or pledge its assets, except that VCA-2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA-2 will not purchase securities on margin (but VCA-2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA-2 will not underwrite the securities of other issuers, except where VCA-2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA-2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
ADOPTED BY VCA-2

The VCA-2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA-2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA-2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA-2 will not make short sales of securities or maintain a short position, except that VCA-2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA-2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA-2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

     1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend


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

          on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

     4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA-2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES
CONTRACTS

As described in the prospectus, VCA-2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA-2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA-2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA-2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA-2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA-2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA-2 from liquidating an unfavorable position and VCA-2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.


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

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA-2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA-2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA-2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA-2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA-2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA-2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA-2 originally wrote the OTC option. There can be no assurance that VCA-2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA-2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA-2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA-2 will write only "covered" options on stocks. A call option is covered if:
(1) VCA-2 owns the security underlying the option; or (2) VCA-2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or(3) VCA-2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA-2 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian. A put option is covered if: (1) VCA-2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option; or (2) VCA-2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA-2 in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with its custodian.

VCA-2 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA-2 security from a decline in market value). The loss to VCA-2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA-2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA-2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA-2 may purchase call options for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA-2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA-2 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA-2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA-2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA-2 will also segregate or deposit for the benefit of VCA-2's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA-2's use of straddles will be limited to 5% of VCA-2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA-2's net assets at the time the straddle is written).

VCA-2 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA-2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA-2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA-2 purchases a put option on an underlying security it owns.

VCA-2 may also purchase call options on debt securities for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA-2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA-2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA-2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA-2 will write only "covered" options on stock indices. A call option is covered if VCA-2 follows the segregation requirements set forth in this paragraph. When VCA-2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA-2 has not written a stock call option and which has not been hedged by VCA-2 by the sale of stock index futures. When VCA-2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA-2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA-2 will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term debt obligations equal in value to the difference. In addition, when VCA-2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA-2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA-2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA-2 in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian.

A put option is covered if: (1) VCA-2 holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA-2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA-2 in cash, Treasury bills or other liquid unencumbered assets in a segregated account with its custodian.

VCA-2 may purchase put and call options on stock indices for hedging or investment purposes. VCA-2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA-2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA-2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA-2. Price movements in VCA-2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA-2 bears the risk that the price of the securities held by VCA-2 may not increase as much as the index. In such event, VCA-2 would bear a loss on the call which is not completely offset by movement in the price of VCA-2's equity securities. It is also possible that the index may rise when VCA-2's securities do not rise in value. If this occurred, VCA-2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA-2 has written a call, there is also a risk that the market may decline between the time VCA-2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA-2 is able to sell stocks in its portfolio. As with stock options, VCA-2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA-2 would be able to deliver the underlying securities in settlement, VCA-2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA-2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA-2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA-2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA-2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA-2's successful use of options on foreign currencies depends upon the investment adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA-2 may enter into certain transactions involving options on futures contracts. VCA-2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA-2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment adviser may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA-2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA-2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA-2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA-2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA-2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA-2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA-2's successful use of forward contracts depends upon the investment adviser's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA-2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA-2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA-2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the

Account anticipates purchasing at a later date. VCA-2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, VCA-2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA-2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA-2 may from time to time lend its portfolio securities to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA-2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA-2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA-2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA-2 will not lend its portfolio securities to broker-dealers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect VCA-2's ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA-2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA-2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA-2. The annual portfolio turnover rate was 53% in 1996 and 42% in 1995.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

In connection with decisions to buy and sell securities for VCA-2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA-2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA-2, consideration is given to whether the broker or dealer has furnished PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. PIC uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA-2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA-2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA-2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA-2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA-2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1996, 1995 and 1994, $35,806, $0, and $5,851, respectively, was paid to Prudential Securities Incorporated, an affiliated broker. For 1996, the commissions paid to this affiliated broker constitutes 4.98% of the total commissions paid by VCA-2 for that year, and the transactions through this affiliated broker accounted for 6.48% of the aggregate dollar amount of transactions for VCA-2 involving the payment of commissions. VCA-2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA-2.

During the calendar year 1996, $718,231 was paid to various brokers in connection with securities transactions for VCA-2. Of this amount, approximately 77.6% was allocated to brokers who provided research and statistical services to Prudential. The equivalent figures for 1995 were $655,211 and 76.62% and for 1994 were $516,567 and 71.03%.

CUSTODY OF SECURITIES

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of VCA-2's assets and maintains certain books and records in connection therewith.

                               THE VCA-2 COMMITTEE

VCA-2 is managed by The Prudential Variable Contract Account-2 Committee ("VCA-2 Committee"). The members of the Committee are elected by the persons having voting rights in respect of the VCA-2 Account. The affairs of the Account are conducted in accordance with the Rules and Regulations of the Account. The members of the Account's Committee, the Account's Secretary and Assistant Secretaries and the principal occupation of each during the past five years are shown below.

VCA-2 COMMITTEE

MENDEL A. MELZER*, Chairman and Member of the Committee -- Chief Investment Officer, Prudential Mutual Funds and Annuities, Prudential Investments, since 1996. Senior Vice President--Vice-President, and Chief Financial Officer, Prudential Preferred Financial Services (a unit of PAMCO) from 1993 to 1995. Vice-President, Managing Director, Prudential Investment Corporation from 1991 to 1993. Address: 751 Broad Street, Newark, New Jersey 07102.

SAUL K. FENSTER, Member of the Committee -- President, New Jersey Institute of Technology (education). Address: 323 Martin Luther King Jr. Boulevard, Newark, New Jersey 07102.

JONATHAN M. GREENE*, President and Member of the Committee -- President of Investment Management (since 3/96), Prudential Investments. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 6/74 to 3/96. Address:
751 Broad Street, Newark, New Jersey 07102.

W. SCOTT McDONALD, JR., Member of the Committee -- Principal, Kaludis Consulting Group since 1997; 1995 to 1996, Principal, Scott McDonald & Associates; prior to 4/95, Executive Vice President, Fairleigh Dickinson University; prior to 9/91, Executive Vice President, Drew University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, Member of the Committee -- Vice President, Interclass (International corporate learning) since 10/90. President, Alliance for Learning from 3/88 to 10/90. Consultant since 3/87. Address: 37Beachmont Terrace, North Caldwell, New Jersey 07006.

THOMAS A. EARLY, Secretary to the Committee -- Vice President and General Counsel, Mutual Funds and Annuities, Prudential Investments since 1996; Vice President and General Counsel, Prudential Retirement Services 1994 to 1996. Associate General Counsel, Frank Russell Company from 1988 to 1994. Address: 100 Mulberry Street, Gateway Center 3, Newark, New Jersey 07102.

EUGENE S. STARK, Comptroller, Treasurer, and Principal Financial Officer -- Vice President, Prudential Investments since 1996; prior thereto First Vice President of Prudential Mutual Fund Management LLC. Address: 100 Mulberry Street, Gateway Center 3, Newark, New Jersey 07102.

* These Members of the Committee are interested persons of Prudential, its affiliates or VCA-2, as defined in the Investment Company Act of 1940 (the "1940 Act"). Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between VCA-2 and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or VCA-2. Messrs. Melzer and Greene, Members of the Committee, are interested persons of Prudential, as that term is defined in the 1940 Act, because they are officers of Prudential, the investment adviser of VCA-2. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or VCA-2. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

REMUNERATION OF MEMBERS OF THE COMMITTEE AND CERTAIN AFFILIATED PERSONS

No member of the VCA-2 Committee nor any other person (other than Prudential) receives remuneration from the Account. Prudential pays certain of the expenses relating to the operation of, including all compensation paid to members of the Committee, its Chairman, its Secretary and Assistant Secretaries. No member of the VCA-2 Committee, its Chairman, its Secretary or Assistant Secretaries who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee. Business consultant since 1987. Senior Vice President H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb Inc. and John Wiley & Sons, Inc. Age 62.
Address: One Mellon Bank Center, Suite 2120, Pittsburgh, PA 15219.

FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics. President, Wilentz Goldman and Spitzer (law firm) since 1989, with firm since 1960. Age 61.
Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Vice Chairman, Bell Atlantic Corporation. President, Bell Atlantic Corporation from 1993 to 1995. President New Jersey Bell 1989 to 1993. Mr. Cullen is also a director of Johnson& Johnson. Age 54. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 1997). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. National and International Health Care Advisor, Ernst & Young since 1985. Dr. Davis is also a director of Merck & Co., Inc., Beckman Instruments, Inc., Pharmaceutical Marketing Services, Inc. and Science Applications International Corporation. Age 65. Address: 1225 Connecticut Avenue, N.W., Washington, DC 20036.

ROGER A. ENRICO, Director since 1994 (current term expires April, 1998). Member, Committee on Nominations; Member, Compensation Committee. CEO PepsiCo, Inc. since 1996. Vice Chairman, PepsiCo, Inc. from 1993 to 1996. Chairman and CEO, Pepsi Co. Worldwide Food, from 1991 to 1993. President and CEO, Pepsi Co. Worldwide Beverage from 1986-1991. Mr. Enrico is also a director of Dayton Hudson Corporation and A.H.Belo Corporation. Age 52. Address: 14841 North Dallas Parkway, Dallas, TX, 75240.

ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of USWest, Inc., Whirlpool Corporation and The Dow Chemical Company. Age 62.
Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Finance Committee; Member, Committee on Nominations. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr.Gray served in Congress from 1979 to 1991. Mr.Gray is also a director of Warner-Lambert Co., Chase Manhattan Corp., Municipal Bond Investors Assurance Corp., Westinghouse Electric Corp., Union Pacific Corp., Lotus Development Corp., and Rockwell International Corp. Age 55. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031.

JON F. HANSON, Director since 1991 (current term expires April, 1997). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Co. since 1976. Mr. Hanson is also a director of United Water Resources. Age 60. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director since 1997. Chairman and Chief Executive Officer, Owens Corning. Age 62. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Nominations. Guest Scholar, The Brookings Institution since 1993. Assistant to the President and Director of Presidential Personnel, U.S. Government, 1991-1992. Deputy Secretary, Department of Health & Human Services from 1989 to 1991. Ms. Horner is also a director of Pfizer, Inc., Ingersoll-Rand Company and Foster Wheeler Corporation. Age 55.
Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, Director.--Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation. Age 65. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director since 1978 (current term expires April, 1998). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Nominations. Professor, Princeton University, since 1988. Dr. Malkiel is also a director of The Jeffrey Co., Vanguard Group, Inc., Amdahl Corporation, Baker Fentress & Company, and Southern New England Telecommunications Co. Age 64.
Address: 110 Fisher Hall, Prospect Avenue, Princeton University, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F. S. SCHMERTZ, Director. Principal, Investment Strategies International. Age 62. Address: 90 Riverside Drive, New York, NY 10024.

CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Committee on Dividends. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957; he is currently a director of Exxon. Age 66. Address: 5959 Las Colinas Boulevard, Irving, TX 75039.

DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee. Chairman and Chief Executive Officer, Continental Grain Company since 1994. Mr. Staheli was Chairman of Continental Grain from 1988 to 1994. Age 65. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Compensation Committee; Member, Committee on Nominations, Member, Executive Committee. Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank since 1978. Mr. Thomson is also a director of CGC, Inc., Eaton's of Canada, Ltd., INCO, Ltd., The Thomson Corp. National Retail Credit Services Limited, TEC Leaseholds Limited, Thomglen Corporation and S.C. Johnson & Son, Ltd. Age 63. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Chairman and Chief Executive Officer of Unisys Corporation since 1990. Mr. Unruh is also a director of Ameritech Corporation. Age 56. Address: Township Line& Union Meeting Roads, Blue Bell, PA 19424.

P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 1997). Chairman, Auditing Committee; Member, Committee on Dividends; Member, Executive Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of Pepsi Co., Inc., The Estee Lauder Companies Inc. and McDonnell Douglas Corp. Age 67. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Auditing Committee; Member, Executive Committee. Attorney, Picco Herbert Kennedy (law firm) from 1990. Partner of Jamieson, Moore, Peskin & Spicer from 1984 to 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Member, Committee on Dividends; Member, Committee on Nominations. Chairman, James D. Wolfensohn, Inc. since 1988; Chief Executive Officer, James D. Wolfensohn, Inc. since 1995. Chairman, J. Rothschild, Wolfensohn & Co. from 1992 to 1995. Mr Volcker is also a director of Fuji-Wolfensohn International, Nestle, S.A., UAL Corp. and the Board of Governors, American Stock Exchange. Age 69. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Dividends. Chairman of the Board, The Williams Companies since 1994. Chairman & Chief Executive Officer, The Williams Companies 1979-1993. Mr.Williams is also a director of Flint Industries and The Orvis Company. Age 63. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN, Chairman, Chief Executive Officer, and President since 1994. Age 54.

E. MICHAEL CAULFIELD, Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group since 1995; 1989-92 Managing Director. Age 50.

MICHELE S. DARLING, Executive Vice President, Human Resources. Age 43.

RODGER LAWSON, Executive Vice President, Marketing and Planning. Age 50.

MARK B. GRIER, Chief Financial Officer since 1995. Age 44.

JOHN V. SCICUTELLA, Executive Vice President, Operations and Systems, since 1995. Age 48.

WILLIAM F. YELVERTON, Chief Executive Officer, Individual Insurance Group since 1995. Age 55.

R. BROCK ARMSTRONG, Senior Vice President, Individual Insurance Development. Age 50.

MARTIN BERKOWITZ, Senior Vice President and Comptroller since 1995. Age 48.

WILLIAM M. BETHKE, President, Capital Markets Group, Senior Vice President since 1986. Age 49.

MARK R. FETTING, President, Prudential Retirement Services, Age 42.

LEO J. CORBETT, Senior Vice President, Individual Insurance Marketing. Age 48.

WILLIAM D. FRIEL, Senior Vice President and Chief Information Officer since 1993; 1988-92: Vice President.Age 57.

JAMES R. GILLEN, Senior Vice President and General Counsel since 1984. Age 59.

BRUCE J. GOODMAN, Chief Executive Officer, Prudential Service Company, Senior Vice President since 1993.Age 55.

JONATHAN M. GREENE, President, Investment Management, Prudential Investments. Age 53.

JEAN D. HAMILTON, President, Diversified Group. Age 50.

RONALD JOELSON, Senior Vice President, Guaranteed Products. Age 39.

IRA J. KLEINMAN, Executive Vice President, International Insurance Group; Senior Vice President since 1992; 1978-92: Vice President. Age 49.

DONALD C. MANN, Senior Vice President, Community Resources; Senior Vice President since 1990; 1985-90: Vice President. Age 54.

NEIL A. McGUINNESS, Senior Vice President, Marketing, Prudential Investments. Age 50.

PRISCILLA A. MYERS, Senior Vice President, Audit, Compliance and Investigation since 1995. Age 47.

RICHARD O. PAINTER, President, Prudential Insurance& Financial Services since 1995. Age 49.

KIYOFUMI SAKAGUCHI, President, International Insurance Group since 1995. Age 54.

GREGORY W. SCOTT, Chief Financial Officer, Prudential Healthcare Group since 1995. Age 43.

BRIAN M. STORMS, President, Mutual Funds and Annuities, Prudential Investments since 1996. Age 42.

ROBERT J. SULLIVAN, Senior Vice President, Sales, Prudential Investments. Age
58.

SUSAN L. BLOUNT, Vice President and Secretary since 1995. Age 39.

C. EDWARD CHAPLIN, Vice President and Treasurer since 1995. Age 40.

                    SALE OF GROUP VARIABLE ANNUITY CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 1996, 1995 and 1994 Prudential received $162,008, $180,356, and $108,110 respectively, as sales charges in connection with the sale of these contracts. Prudential credited $108,192, $100,063 and $93,325 respectively to other broker-dealers in connection with such sales.

                                     EXPERTS

The condensed financial information included in the Prospectus and the financial statements in this Statement of Additional Information for the fiscal year 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein. The condensed financial information included in the Prospectus and the financial statements in this Statement of Additional Information for all years prior to 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein. Such financial statements and condensed financial information have been included in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. The Committee approves the accountant's employment annually. Price Waterhouse LLP's business address is 1177 Avenue of the Americas, New York, NY 10036. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

Financial statements for VCA-2 and Prudential, as of December31, 1996, are included in this Statement of Additional Information, beginning at page 16.

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

COMMON STOCK                                                            VALUE
INVESTMENTS                                            SHARES         [NOTE 2A]
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.0%
Gen Corp.                                             378,600        $ 6,862,125
Litton Industries, Inc.+                              126,800          6,038,850
                                                                     -----------
                                                                      12,900,975
--------------------------------------------------------------------------------
AUTOS & TRUCKS - 3.6%
A.O. Smith Corp.                                      294,100          8,786,238
Borg-Warner Automotive, Inc.                           85,000          3,272,500
Custom Chrome, Inc.+                                  153,900          3,097,237
Lear Corp.+                                            95,000          3,241,875
Stant Corp.                                           265,000          4,173,750
                                                                     -----------
                                                                      22,571,600
--------------------------------------------------------------------------------
CHEMICALS - 6.0%
Chemfirst, Inc.+                                      171,000          3,954,375
Cytec Industries, Inc.+                               180,600          7,336,875
E.I. duPont de Nemours & Co.                           55,000          5,190,625
Mississippi Chemical Corp.                            312,114          7,490,747
Olin Corp.                                            143,800          5,410,475
Rhom & Haas Co.                                        42,900          3,501,712
Spartech Corp.                                        217,900          2,424,137
W.R. Grace & Co.                                       49,800          2,577,150
                                                                     -----------
                                                                      37,886,096
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.2%
Oak Industries, Inc.+                                  62,100          1,428,300
--------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.1%
International Business
  Machines Corp.                                       40,000          6,040,000
Seagate Technology, Inc.+                             178,600          7,054,700
                                                                     -----------
                                                                      13,094,700
--------------------------------------------------------------------------------
CONSUMER SERVICES - 1.1%
Whitman Corp.                                         310,000          7,091,250
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 3.1%
Aptar Group, Inc.                                     107,200          3,778,800
ACX Technologies, Inc.+                               146,900          2,919,638
Alltrista Corp+                                       269,400          6,937,050
U.S. Can Corp.+                                       356,700          6,019,312
                                                                     -----------
                                                                      19,654,800
--------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES - 0.5%
Zeneca Group PLC (ADR)
  (United Kingdom)                                     38,400          3,225,600
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.1%
Belden, Inc.                                          180,900          6,693,300
--------------------------------------------------------------------------------
ELECTRONICS - 8.7%
Anixter International, Inc.+                          263,200          4,244,100
Berg Electronics Corp.+                               110,400          3,243,000
Dallas Semiconductor Corp.                            257,900          5,931,700
Marshall Industries+                                  200,000          6,125,000
Methode Electronics, Inc.                             500,000         10,125,000
Pioneer Standard Electronics, Inc.                    550,000          7,218,750
SGS-Thomson
  Microelectronics N.V.+                              119,000          8,330,000
Sterling Electronics Corp.                            414,750          5,547,281
Wyle Electronics Inc.                                 110,100          4,348,950
                                                                     -----------
                                                                      55,113,781
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.7%
Giant Cement Holding, Inc.+                           367,400          5,924,325
Gradall Industries, Inc.+                             373,000          4,615,875
                                                                     -----------
                                                                      10,540,200
--------------------------------------------------------------------------------
EXPLORATION & PRODUCTION - 6.1%
Cabot Oil & Gas Corp.                                 225,600          3,863,400
Occidental Petroleum Corp.                            188,200          4,399,175
Oryx Energy Co.+                                      365,000          9,033,750
Parker & Parsley Petroleum Co.                        150,000          5,512,500
Santa Fe Energy Resources, Inc.+                      243,600          3,379,950
Seagull Energy Corp.+                                 110,000          2,420,000
Union Pacific Resources Group                          68,348          1,999,179
Vintage Petroleum, Inc.                               118,600          4,091,700
Western Gas Resources, Inc.                           104,500          2,011,625
Zeigler Coal Holding Co.                               96,500          2,062,687
                                                                     -----------
                                                                      38,773,966
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.4%
American States Financial Corp.                       234,200          6,206,300
Associates First Capital Co.                           29,300          1,292,863
Dean Witter Discover & Co.                            143,000          9,473,750
Financial Security Assurance
  Holdings Corp.                                      212,600          6,989,225
Finova Group, Inc.                                     80,000          5,140,000
Travelers Group, Inc.                                 133,333          6,049,985
W.R. Berkley Corp.                                    108,900          5,526,675
                                                                     -----------
                                                                      40,678,798
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

COMMON STOCK                                                            VALUE
INVESTMENTS                                            SHARES         [NOTE 2A]
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT - 1.3%
Fresenius National Medical
  Care (ADR)(Germany)+                                 49,800        $     6,474
Tenet Healthcare Corp.+                               381,200          8,338,750
                                                                     -----------

                                                                       8,345,224
--------------------------------------------------------------------------------
HOUSING RELATED - 2.6%
Furniture Brands
  International, Inc.+                                450,000          6,300,000
Mueller Industries, Inc.+                             110,000          4,235,000
Owens Corning Fiberglass Corp.                        135,300          5,767,162
                                                                     -----------
                                                                      16,302,162
--------------------------------------------------------------------------------
INSURANCE - 8.0%
Allamerica Financial Corp.                             50,000          1,675,000
Allied Group, Inc.                                    167,550          5,466,319
Equitable of Iowa Companies                           240,000         11,010,000
ITT Hartford Group, Inc.                               48,500          3,273,750
NAC Re Corp.                                          180,000          6,097,500
Reinsurance Group of America                          239,100         11,267,588
TIG Holdings, Inc.                                     49,500          1,676,812
Trenwick Group, Inc.                                  111,900          5,175,375
Unionamerica Holdings,
  PLC (ADR)(United Kingdom)                           300,000          5,325,000
                                                                     -----------
                                                                      50,967,344
--------------------------------------------------------------------------------
MACHINERY - 5.7%
Allied Products Corp.                                 264,900          7,880,775
Applied Power Co.
  (Class 'A' Stock)                                   308,700         12,232,238
Hardinge, Inc.                                        141,800          3,775,425
Harnischfeger Industries, Inc.                        226,000         10,876,250
Pfeiffer Vacuum Tech,
  (ADR) (Germany)+                                     25,000            450,000
Robbins & Myers, Inc.                                  49,500          1,237,500
                                                                     -----------
                                                                      36,452,188
--------------------------------------------------------------------------------
MEDIA - 7.8%
Century Communications
  Corp. (Class 'A' Stock)+                            588,400          3,346,525
Comcast Corp.
  (Class 'A' Stock)                                   198,600          3,500,325
Comcast Corp.
  (Class 'A' Stock) Special                           346,626          6,174,276
Cox Communication, Inc.
  (Class 'A' Stock)+                                  188,687          4,363,387
E.W. Scripps Co.
  (Class 'A' Stock)                                   100,000          3,500,000
Harcourt General, Inc.                                137,100          6,323,737
Hollinger International, Inc.
  (Class 'A' Stock)                                   240,700          2,768,050
Knight Ridder, Inc.                                    69,400          2,654,550
Lee Enterprises, Inc.                                 110,000          2,557,500
Pulitzer Publishing Co.                                53,333          2,473,318
Tele-Communications, Inc.
  Liberty Media Group
  (Series A)+                                         115,200          3,290,400
Time Warner, Inc.                                     170,000          6,375,000
United International Holdings, Inc.
  (Class 'A' Stock)+                                  161,200          1,974,700
                                                                     -----------
                                                                      49,301,768
--------------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 14.1%
Clarcor, Inc.                                          84,400          1,867,350
Coltec Industries, Inc.+                              331,000          6,247,625
Crane Co.                                             162,900          4,724,100
Danaher Corp.                                         107,000          4,988,875
Donaldson, Inc.                                       175,000          5,862,500
Figgie International, Inc.
  (Class'A' Stock)+                                   345,300          4,143,600
Global Industrial Technologies, Inc.+                 421,300          9,321,263
Greenfields Industries, Inc.                          251,900          7,714,438
Idex Corp.                                            130,000          5,183,750
Jason, Inc.+                                          334,300          2,172,950
Lancaster Colony Corp.                                 28,000          1,288,000
Lydall, Inc.+                                         190,400          4,284,000
Mark IV Industries, Inc.                              248,850          5,630,231
Pentair, Inc.                                         196,500          6,337,125
Regal Beloit Corp.                                    218,600          4,290,025
United Dominion Industries, Ltd.                      299,900          7,047,650
Varian Associates, Inc.                                11,000            559,625
Wolverine Tube, Inc.+                                 225,000          7,931,250
                                                                     -----------
                                                                      89,594,357
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1996

COMMON STOCK                                                            VALUE
INVESTMENTS                                           SHARES          [NOTE 2A]
--------------------------------------------------------------------------------
NON-FERROUS METALS - 2.0%
The Carbide/Graphite Group, Inc.+                     425,000       $ 8,340,625
UCAR International, Inc.+                             120,000         4,515,000
                                                                    -----------
                                                                     12,855,625
--------------------------------------------------------------------------------
RAILROADS - 3.5%
Canadian Pacific Ltd.                                 131,400         3,482,100
Greenbrier Companies, Inc.                            412,100         4,275,538
Illinois Central Corp.                                153,000         4,896,000
Union Pacific Corp.                                    80,700         4,852,087
Varlen Corp.                                          212,055         4,360,381
                                                                    -----------
                                                                     21,866,106
--------------------------------------------------------------------------------
REGIONAL BANKS - 4.1%
Bank of Boston Corp.                                   77,700         4,992,225
Cullen Frost Bankers, Inc.                            140,000         4,655,000
First Chicago NBD Corp.                               108,180         5,814,675
Norwest Corp.                                         245,000        10,657,500
                                                                    -----------
                                                                     26,119,400
--------------------------------------------------------------------------------
RETAIL - 1.6%
Carson Pirie Scott & Co.+                             143,900         3,633,475
Haverty Furniture, Inc.                               600,000         6,825,000
                                                                    -----------
                                                                     10,458,475
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 2.8%
Cambrex Corp.                                         150,000         4,912,500
Ferro Corp.                                           227,400         6,452,475
Lilly Industries, Inc.                                156,200         2,850,650
OM Group, Inc.                                        127,500         3,442,500
                                                                    -----------
                                                                     17,658,125
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.2%
AT&T Corp.                                            177,300         7,712,550
--------------------------------------------------------------------------------
TEXTILES/APPAREL - 0.0%
Paxar Corp.+                                           10,800           186,300
--------------------------------------------------------------------------------
TRUCKING/SHIPPING - 1.4%
Consolidated Freightways, Inc.                        122,400         2,723,400
Interpool, Inc.                                       144,600         3,380,025
Pittston Burlington Group                             163,550         3,271,000
                                                                    -----------
                                                                      9,374,425
--------------------------------------------------------------------------------
TOTAL COMMON STOCK
INVESTMENTS - 98.7%
(Cost: $456,784,658)                                                626,847,415
--------------------------------------------------------------------------------
SHORT-TERM                                          PRINCIPAL
INVESTMENT - 1.2%                                    AMOUNT
--------------------------------------------------------------------------------
Morgan Stanley, Loan
Participation Note, 6.79%
Due 01/02/97
(Cost: $7,652,000)                                 $7,652,000         7,652,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
(Cost: $464,436,658)                                                634,499,415
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Cash                                                                      243
  Dividends and Interest Receivable                                     531,296
  Receivable for Investments Sold                                     2,279,615
  Payable for Investments Purchased                                  (1,726,115)
  Payable for Pending Capital Transactions                             (708,113)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS
LESS LIABILITIES 0.1%                                                   376,926
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                  $634,876,341
--------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
  (other than Annuitants)
  30,548,115 Accumulation Units at an
  Accumulation Unit Value of
  $19.6241                                                         $599,479,389
Equity of Annuitants                                                 29,767,787
Equity of The Prudential Insurance
  Company of America                                                  5,629,165
--------------------------------------------------------------------------------
                                                                   $634,876,341
================================================================================
The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipts
N.V. - Naamloze Vennootschap (Dutch Corporation)
PLC - Public Limited Company
+No cash dividend was paid on these securities during the year ended December 31, 1996.

                        SEE NOTES TO FINANCIAL STATEMENTS

                          FINANCIAL STATEMENTS OF VCA-2

                             STATEMENT OF OPERATIONS

-----------------------------------------------------------------------------------------
YEAR ENDED                                                          DECEMBER 31, 1996
-----------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends                                                            $  6,378,826
  Interest                                                                  459,497
-----------------------------------------------------------------------------------------
TOTAL INCOME                                                              6,838,323
-----------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
  Fees Charged to Participants and Annuitants for Investment
    Management Services                                                     698,622
  Fees Charged to Participants (other than Annuitants) for
    Assuming Mortality and Expense Risks                                  1,996,267
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            2,694,889
-----------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                                   4,143,434
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NET [NOTE 2B]
  Realized Gain on Investments - Net                                     77,378,955
  Increase in Unrealized Appreciation on Investments - Net               61,960,118
-----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                 139,339,073
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $143,482,507
=========================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------
YEAR ENDED                                          DECEMBER 31, 1996  DECEMBER 31, 1995
-----------------------------------------------------------------------------------------
OPERATIONS
 Investment Income - Net                               $  4,143,434    $  4,691,807
 Realized Gain on Investments - Net [NOTE 2B]            77,378,955      51,878,963
 Increase In Unrealized
   Appreciation on Investments - Net [NOTE 2B]           61,960,118      59,711,120
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    143,482,507     116,281,890
-----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
 Purchase Payments and Transfers In                      34,187,009      27,724,309
 Withdrawals and Transfers Out                          (54,140,871)    (41,532,255)
 Annual Administration Charges Deducted from
  Participants' Accumulation Accounts                       (30,477)        (34,067)
 Mortality and Expense Risk Charges Deducted
  from Annuitants' Accounts                                 (99,600)        (88,043)
 Variable Annuity Payments                               (3,459,550)     (3,045,807)
-----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM CAPITAL TRANSACTIONS                    (23,543,489)    (16,975,863)
-----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                 (235,290)        (12,650)
-----------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                            119,703,728      99,293,377
 NET ASSETS
  Beginning of Year                                     515,172,613     415,879,236
-----------------------------------------------------------------------------------------
  End of Year                                          $634,876,341    $515,172,613
=========================================================================================

                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

NOTE 1:  GENERAL
         The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-2 (Contracts) are general obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITIES VALUATION

         EQUITY SECURITIES
         Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

         FIXED INCOME SECURITIES
         Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

         SHORT-TERM INVESTMENTS
         Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

         B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
         Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Notes to Financial Statements of VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

C.  TAXES
The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

D.  EQUITY OF ANNUITANTS
Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% which is a charge defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3:  CHARGES
         A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to
            Prudential:

               (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

               (ii) A daily charge for assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

         B. An annual administration charge of not more than $30 annually, is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the accounting year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

         C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 1996, Prudential has advised the account it has received $162,008 for such charges.

NOTE 4:  PURCHASES AND SALES OF PORTFOLIO SECURITIES
         For the year ended December 31, 1996, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $227,201,835 and $246,329,549 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

NOTE 5:  UNIT TRANSACTIONS
         The number of Accumulation Units issued and redeemed for the years ended December 31, 1996 and 1995 is as follows:

                                   1996         1995
               ----------------------------------------
               Units issued     4,133,210    2,022,197
               ----------------------------------------
               Units redeemed   5,185,531    3,045,441
               ----------------------------------------

NOTE 6:  NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS
         The decrease in net assets resulting from surplus transfers represents the net reductions from the equity of Prudential from VCA-2.

NOTE 7:  RELATED PARTY TRANSACTIONS
         For the year ended December 31, 1996, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of Prudential, earned $35,806 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8:  PARTICIPANT LOANS
         Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

         For the years ended December 31, 1996 and 1995, $36,354 and $1,311 of participant loan principal and interest has been paid to VCA-2, respectively.

This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Investment Management Services LLC, Distributor, is an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the year ended December 31, 1995 and the financial highlights for each of the four years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
New York, New York
February 12, 1997

INDEPENDENT AUDITORS' REPORT

To the Contract-holders of
The Prudential Variable Contract Account-2 and the Board of Directors of The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of changes in net assets of The Prudential Variable Contract Account-2 of The Prudential Insurance Company of America for the year ended December 31, 1995. This financial statement and share information are the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the changes in net assets of The Prudential Variable Contract Account-2, for the year endd December 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997